UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22309

Transparent Value Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Transparent Value Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2018

Guggenheim Funds Annual Report

Transparent Value Trust
Guggenheim Directional Allocation Fund
Guggenheim RBP® Dividend Fund
Guggenheim RBP® Large-Cap Defensive Fund
Guggenheim RBP® Large-Cap Market Fund
Guggenheim RBP® Large-Cap Value Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
DIRECTIONAL ALLOCATION FUND	8
RBP® DIVIDEND FUND	19
RBP® LARGE-CAP DEFENSIVE FUND	30
RBP® LARGE-CAP MARKET FUND	41
RBP® LARGE-CAP VALUE FUND	52
NOTES TO FINANCIAL STATEMENTS	63
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
OTHER INFORMATION	72
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	78
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	83

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the annual shareholder report for the Guggenheim RBP® Funds (the “Funds”). This report covers the annual fiscal year ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index generated a total return of 17.91%, rising from 2,519.36 to 2,913.98. The path was not straight, however, as equities tumbled in February when interest rates backed up. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

*Index Definitions

The following indices are referenced througout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Dow Jones U.S. Large-Cap Total Stock Market Index SM is a subset of the Dow Jones U.S. Total Stock Market Index SM, which measures all U.S. equity securities with readily available prices. It includes stocks among the largest 750.

Dow Jones U.S. Large-Cap Value Total Stock Market Index SM is a subset of the Dow Jones U.S. Large-Cap Total Stock Market Index SM which in turn comprises the largest 750 constituents of the Dow Jones U.S. Total Stock Market Index SM, which measures all U.S. equity securities with readily available prices.

Dow Jones U.S. Mid-Cap Total Stock Market IndexSM is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid cap portion of the Dow Jones U.S. Total Stock Market index actually available to investors in the marketplace. The Mid-Cap Index includes the components ranked 501-1000 by full market capitalization.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within S&P 500 Index that exhibit strong value characteristics.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Directional Allocation Fund
A-Class	1.33%	7.96%	$ 1,000.00	$ 1,079.60	$ 7.01
C-Class	2.11%	7.48%	1,000.00	1,074.80	11.09
P-Class	1.36%	7.92%	1,000.00	1,079.20	7.17
Institutional Class	1.11%	8.03%	1,000.00	1,080.30	5.85
RBP® Dividend Fund
A-Class	1.21%	6.68%	1,000.00	1,066.80	6.27
C-Class	1.95%	6.24%	1,000.00	1,062.40	10.08
P-Class	1.20%	6.64%	1,000.00	1,066.40	6.22
Institutional Class	0.95%	6.76%	1,000.00	1,067.60	4.92
RBP® Large-Cap Defensive Fund
A-Class	1.21%	8.53%	1,000.00	1,085.30	6.39
C-Class	1.95%	8.19%	1,000.00	1,081.90	10.29
P-Class	1.20%	8.57%	1,000.00	1,085.70	6.34
Institutional Class	0.95%	8.68%	1,000.00	1,086.80	5.02
RBP® Large-Cap Market Fund
A-Class	1.21%	7.60%	1,000.00	1,076.00	6.37
C-Class	1.96%	7.28%	1,000.00	1,072.80	10.30
P-Class	1.21%	7.66%	1,000.00	1,076.60	6.37
Institutional Class	0.96%	7.71%	1,000.00	1,077.10	5.05
RBP® Large-Cap Value Fund
A-Class	1.21%	5.68%	1,000.00	1,056.80	6.24
C-Class	1.96%	5.22%	1,000.00	1,052.20	10.08
P-Class	1.21%	5.63%	1,000.00	1,056.30	6.24
Institutional Class	0.96%	5.78%	1,000.00	1,057.80	4.95

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Directional Allocation Fund
A-Class	1.33%	5.00%	$ 1,000.00	$ 1,018.40	$ 6.73
C-Class	2.11%	5.00%	1,000.00	1,014.49	10.66
P-Class	1.36%	5.00%	1,000.00	1,018.25	6.88
Institutional Class	1.11%	5.00%	1,000.00	1,019.50	5.62
RBP® Dividend Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
RBP® Large-Cap Defensive Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
RBP® Large-Cap Market Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.96%	5.00%	1,000.00	1,015.24	9.90
P-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86
RBP® Large-Cap Value Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.96%	5.00%	1,000.00	1,015.24	9.90
P-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim Directional Allocation Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2018.

For the one-year period ended September 30, 2018, Guggenheim Directional Allocation Fund returned 17.44%1, compared with the 17.95% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim Directional Allocation IndexSM returned 18.79% and the S&P 500 Index returned 17.91%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (RBP®) Probability. The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Guggenheim Directional Allocation Index SM (the “Index”), which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market Index that were selected for inclusion in the Index by applying RBP® methodology.

The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes—the Guggenheim RBP® Large-Cap Market Index SM (with components that have betas close to one), the Guggenheim RBP® Large-Cap Aggressive Index SM (with components that have betas higher than one), and the Guggenheim RBP® Large-Cap Defensive Index SM (with components that have betas lower than one) and can allocate up to 100% to cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment, and market momentum.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Health Care and Consumer Staples sectors. The largest detractors relative to the benchmark were the Consumer Discretionary and Information Technology sectors.

Abiomed, Inc., Square, Inc., and Amazon.com, Inc. were the largest individual contributors to return. The largest detractors from return were Celgene Corp., Western Digital Corp., and Treehouse Foods, Inc.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

DIRECTIONAL ALLOCATION FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 18, 2012
C-Class	June 18, 2012
P-Class**	June 18, 2012
Institutional Class	June 18, 2012

Ten Largest Holdings (% of Total Net Assets)
Edwards Lifesciences Corp.	1.3%
salesforce.com, Inc.	1.2%
ABIOMED, Inc.	1.2%
Spirit AeroSystems Holdings, Inc. — Class A	1.2%
Amazon.com, Inc.	1.2%
Zoetis, Inc.	1.2%
Mastercard, Inc. — Class A	1.2%
Fortune Brands Home & Security, Inc.	1.2%
Allison Transmission Holdings, Inc.	1.2%
Diamondback Energy, Inc.	1.1%
Top Ten Total	12.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (06/18/12)
A-Class Shares	17.44%	9.92%	13.10%
A-Class Shares with sales charge‡	11.85%	8.62%	12.04%
C-Class Shares	16.48%	9.17%	12.34%
C-Class Shares with CDSC§	15.48%	9.17%	12.34%
P-Class Shares**	17.42%	10.01%	13.19%
Institutional Class Shares	17.68%	10.27%	13.46%
Guggenheim Directional Allocation IndexSM	18.79%	11.52%	14.85%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	15.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim Directional Allocation IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
DIRECTIONAL ALLOCATION FUND
	Shares	Value

COMMON STOCKS† - 99.2%

Consumer, Non-cyclical - 24.2%
Edwards Lifesciences Corp.*	52,887	$9,207,627
ABIOMED, Inc.*	20,049	9,017,038
Zoetis, Inc.	95,300	8,725,668
Quanta Services, Inc.*	243,399	8,124,659
Vertex Pharmaceuticals, Inc.*	41,059	7,913,711
Monster Beverage Corp.*	134,971	7,866,110
Global Payments, Inc.	60,034	7,648,331
PayPal Holdings, Inc.*	85,969	7,551,517
Thermo Fisher Scientific, Inc.	30,389	7,417,347
Moody’s Corp.	36,853	6,161,821
S&P Global, Inc.	30,654	5,989,485
Alexion Pharmaceuticals, Inc.*	33,699	4,684,498
Illumina, Inc.*	11,979	4,397,012
Worldpay, Inc. — Class A*	42,807	4,335,065
Estee Lauder Companies, Inc. — Class A	28,224	4,101,512
IQVIA Holdings, Inc.*	31,546	4,092,778
Abbott Laboratories	55,162	4,046,684
Avery Dennison Corp.	36,499	3,954,667
Intuitive Surgical, Inc.*	6,881	3,949,694
AbbVie, Inc.	40,933	3,871,443
UnitedHealth Group, Inc.	14,220	3,783,089
Post Holdings, Inc.*	38,256	3,750,618
Bristol-Myers Squibb Co.	59,439	3,689,973
Lamb Weston Holdings, Inc.	54,781	3,648,415
Pfizer, Inc.	82,034	3,615,238
Jazz Pharmaceuticals plc*	21,462	3,608,406
Centene Corp.*	24,381	3,529,881
Merck & Company, Inc.	49,742	3,528,698
Syneos Health, Inc.*	67,009	3,454,314
Cintas Corp.	17,381	3,438,136
Mondelez International, Inc. — Class A	78,194	3,359,214
Teleflex, Inc.	12,470	3,318,142
Robert Half International, Inc.	45,326	3,190,044
Sysco Corp.	42,298	3,098,328
Allergan plc	16,074	3,061,776
Total Consumer, Non-cyclical		175,130,939

Financial - 16.4%
Mastercard, Inc. — Class A	38,187	8,500,808
Visa, Inc. — Class A	52,878	7,936,459
Bank of New York Mellon Corp.	154,627	7,884,431
JPMorgan Chase & Co.	64,791	7,311,016
Bank of America Corp.	231,375	6,816,308
Zions Bancorp North America	125,842	6,310,976
KeyCorp	313,935	6,244,167
Wells Fargo & Co.	111,138	5,841,413
Progressive Corp.	66,336	4,712,509
American Financial Group, Inc.	36,344	4,033,094
E*TRADE Financial Corp.*	76,865	4,026,958
Principal Financial Group, Inc.	67,164	3,935,139
Goldman Sachs Group, Inc.	17,286	3,876,213
Unum Group	98,390	3,844,097
Prudential Financial, Inc.	37,718	3,821,588
MetLife, Inc.	79,213	3,700,831
Host Hotels & Resorts, Inc. REIT	173,089	3,652,178
Prologis, Inc. REIT	53,115	3,600,666
Northern Trust Corp.	34,281	3,501,119
Raymond James Financial, Inc.	37,907	3,489,339
Alexandria Real Estate Equities, Inc. REIT	27,354	3,440,859
CBRE Group, Inc. — Class A*	73,937	3,260,622
First Republic Bank	31,446	3,018,816
BB&T Corp.	59,906	2,907,837
Citizens Financial Group, Inc.	75,268	2,903,087
Total Financial		118,570,530

Technology - 15.4%
salesforce.com, Inc.*	56,744	9,023,998
Western Digital Corp.	138,967	8,135,128
VMware, Inc. — Class A*	50,894	7,942,518
Broadcom, Inc.	31,967	7,887,218
Xilinx, Inc.	93,199	7,471,764
Apple, Inc.	31,273	7,059,567
HP, Inc.	271,534	6,997,431
Analog Devices, Inc.	74,045	6,846,201
Electronic Arts, Inc.*	52,510	6,326,930
Veeva Systems, Inc. — Class A*	39,399	4,289,369
Microsoft Corp.	36,626	4,188,916
PTC, Inc.*	36,444	3,869,988
DXC Technology Co.	41,266	3,859,196
Fortinet, Inc.*	41,780	3,855,041
Intuit, Inc.	15,973	3,632,260
Marvell Technology Group Ltd.	182,530	3,522,829
Maxim Integrated Products, Inc.	60,557	3,414,809
Cognizant Technology Solutions Corp. — Class A	43,464	3,353,248
Texas Instruments, Inc.	29,961	3,214,516
NetApp, Inc.	35,987	3,090,923
MSCI, Inc. — Class A	17,390	3,085,160
Total Technology		111,067,010

Consumer, Cyclical - 13.0%
Allison Transmission Holdings, Inc.	160,309	8,337,671
Lennar Corp. — Class A	148,745	6,944,904
Live Nation Entertainment, Inc.*	121,001	6,590,925
Home Depot, Inc.	31,795	6,586,334
Lear Corp.	45,411	6,584,595
Delta Air Lines, Inc.	109,016	6,304,395
PACCAR, Inc.	59,229	4,038,826
BorgWarner, Inc.	90,563	3,874,285
DR Horton, Inc.	86,681	3,656,205
Wynn Resorts Ltd.	27,644	3,512,447
Burlington Stores, Inc.*	21,343	3,477,201
Dollar Tree, Inc.*	41,608	3,393,132
Darden Restaurants, Inc.	29,799	3,313,351
Best Buy Company, Inc.	41,252	3,273,759
Lowe’s Companies, Inc.	28,269	3,245,847
CarMax, Inc.*	42,088	3,142,711
Costco Wholesale Corp.	12,995	3,052,266
Michaels Companies, Inc.*	182,459	2,961,309
Royal Caribbean Cruises Ltd.	22,712	2,951,197
Toll Brothers, Inc.	88,963	2,938,448

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
DIRECTIONAL ALLOCATION FUND

	Shares	Value

Marriott International, Inc. — Class A	21,845	$2,884,195
Kohl’s Corp.	36,209	2,699,381
Total Consumer, Cyclical		93,763,384

Industrial - 10.9%
Spirit AeroSystems Holdings, Inc. — Class A	97,446	8,932,875
Fortune Brands Home & Security, Inc.	159,572	8,355,190
WestRock Co.	132,390	7,074,921
Lockheed Martin Corp.	13,233	4,578,089
XPO Logistics, Inc.*	39,733	4,536,317
CH Robinson Worldwide, Inc.	44,993	4,405,714
Old Dominion Freight Line, Inc.	25,330	4,084,716
Eaton Corporation plc	46,625	4,043,786
Ball Corp.	86,318	3,797,129
TransDigm Group, Inc.*	9,414	3,504,832
Waters Corp.*	17,851	3,475,233
Fortive Corp.	41,090	3,459,778
Corning, Inc.	97,005	3,424,276
Keysight Technologies, Inc.*	48,829	3,236,386
PerkinElmer, Inc.	32,525	3,163,707
FLIR Systems, Inc.	50,641	3,112,902
FedEx Corp.	12,715	3,061,645
AO Smith Corp.	53,407	2,850,332
Total Industrial		79,097,828

Communications - 10.4%
Amazon.com, Inc.*	4,440	8,893,320
Facebook, Inc. — Class A*	49,123	8,078,769
IAC/InterActiveCorp*	34,541	7,485,725
Cisco Systems, Inc.	136,454	6,638,487
CenturyLink, Inc.	241,569	5,121,263
CDW Corp.	46,462	4,131,401
Arista Networks, Inc.*	13,591	3,613,303
Walt Disney Co.	30,721	3,592,513
Motorola Solutions, Inc.	26,546	3,454,697
Comcast Corp. — Class A	91,907	3,254,427
Twenty-First Century Fox, Inc. — Class A	70,227	3,253,617
Discovery, Inc. — Class A*	101,343	3,242,976
Verizon Communications, Inc.	60,117	3,209,647
eBay, Inc.*	92,247	3,045,996
VeriSign, Inc.*	17,788	2,848,215
Twitter, Inc.*	98,694	2,808,831
AT&T, Inc.	81,030	2,720,987
Total Communications		75,394,174

Energy - 6.5%
Diamondback Energy, Inc.	60,593	8,191,568
Pioneer Natural Resources Co.	34,782	6,058,677
EOG Resources, Inc.	26,628	3,396,934
Phillips 66	28,822	3,248,816
Marathon Oil Corp.	138,065	3,214,153
Hess Corp.	43,685	3,126,972
Anadarko Petroleum Corp.	45,757	3,084,479
Murphy Oil Corp.	88,121	2,937,954
Kinder Morgan, Inc.	163,066	2,891,160
Williams Companies, Inc.	106,175	2,886,898
TechnipFMC plc	90,583	2,830,719
Antero Resources Corp.*	159,033	2,816,474
National Oilwell Varco, Inc.	60,612	2,611,165
Total Energy		47,295,969

Basic Materials - 1.6%
LyondellBasell Industries N.V. — Class A	42,161	4,321,924
Celanese Corp. — Class A	34,881	3,976,434
DowDuPont, Inc.	55,206	3,550,298
Total Basic Materials		11,848,656

Utilities - 0.8%
NRG Energy, Inc.	78,629	2,940,724
Vistra Energy Corp.*	117,469	2,922,629
Total Utilities		5,863,353

Total Common Stocks
(Cost $619,817,482)		718,031,843

EXCHANGE-TRADED FUNDS† - 0.5%
SPDR S&P 500 ETF Trust	11,562	3,361,305
Total Exchange-Traded Funds
(Cost $3,327,262)		3,361,305

Total Investments - 99.7%
(Cost $623,144,744)		$721,393,148
Other Assets & Liabilities, net - 0.3%		2,224,258
Total Net Assets - 100.0%		$723,617,406

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
DIRECTIONAL ALLOCATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$718,031,843	$—	$—	$718,031,843
Exchange-Traded Funds	3,361,305	—	—	3,361,305
Total Assets	$721,393,148	$—	$—	$721,393,148

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIRECTIONAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $623,144,744)	$721,393,148
Cash	2,975,569
Prepaid expenses	47,165
Receivables:
Fund shares sold	928,309
Dividends	346,714
Securities sold	113,835
Total assets	725,804,740

Liabilities:
Payable for:
Fund shares redeemed	1,112,179
Management fees	502,107
Distribution and service fees	244,989
Securities purchased	95,707
Transfer agent/maintenance fees	47,924
Fund accounting/administration fees	42,963
Due to Investment Adviser	3,851
Trustees’ fees*	2,547
Miscellaneous	135,067
Total liabilities	2,187,334
Net assets	$723,617,406

Net assets consist of:
Paid in capital	$551,985,100
Total distributable earnings (loss)	171,632,306
Net assets	$723,617,406

A-Class:
Net assets	$117,786,357
Capital shares outstanding	6,334,888
Net asset value per share	$18.59
Maximum offering price per share (Net asset value divided by 95.25%)	$19.52

C-Class:
Net assets	$239,516,442
Capital shares outstanding	13,448,559
Net asset value per share	$17.81

P-Class:
Net assets	$20,891,977
Capital shares outstanding	1,118,753
Net asset value per share	$18.67

Institutional Class:
Net assets	$345,422,630
Capital shares outstanding	18,204,829
Net asset value per share	$18.97

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$8,113,790
Total investment income	8,113,790

Expenses:
Management fees	6,736,235
Distribution and service fees:
A-Class	346,085
C-Class	2,424,040
P-Class	81,984
Transfer agent/maintenance fees:
A-Class	16,912
C-Class	76,561
P-Class	13,237
Institutional Class	101,849
Fund accounting/administration fees	486,390
Line of credit fees	59,629
Custodian fees	19,080
Trustees’ fees*	3,650
Miscellaneous	229,516
Recoupment of previously waived fees
C-Class	45,398
P-Class	4,084
Institutional Class	59,404
Total expenses	10,704,054
Less:
Expenses reimbursed by Adviser:
C Class	(9,096)
P Class	(2,023)
Institutional Class	(19,556)
Expenses waived by Adviser	(4,651)
Total waived/reimbursed expenses	(35,326)
Net expenses	10,668,728
Net investment loss	(2,554,938)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	102,002,872
Net realized gain	102,002,872
Net change in unrealized appreciation (depreciation) on:
Investments	12,807,358
Net change in unrealized appreciation (depreciation)	12,807,358
Net realized and unrealized gain	114,810,230
Net increase in net assets resulting from operations	$112,255,292

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,554,938)	$(2,695,417)
Net realized gain on investments	102,002,872	58,650,689
Net change in unrealized appreciation (depreciation) on investments	12,807,358	66,872,065
Net increase in net assets resulting from operations	112,255,292	122,827,337

Capital share transactions:
Proceeds from sale of shares
A-Class	15,233,321	7,430,672
C-Class	8,798,060	7,889,801
P-Class	4,242,184	9,075,732
Institutional Class	86,201,622	63,378,185
Cost of shares redeemed
A-Class	(49,667,944)	(45,993,015)
C-Class	(46,593,561)	(78,756,552)
P-Class	(22,604,663)	(14,233,178)
Institutional Class	(68,131,762)	(76,107,756)
Net decrease from capital share transactions	(72,522,743)	(127,316,111)
Net increase (decrease) in net assets	39,732,549	(4,488,774)

Net assets:
Beginning of year	683,884,857	688,373,631
End of year	$723,617,406	$683,884,857

Capital share activity:
Shares sold
A-Class	866,630	501,057
C-Class	524,246	564,023
P-Class	245,208	625,397
Institutional Class	4,787,746	4,241,423
Shares redeemed
A-Class	(2,843,204)	(3,205,027)
C-Class	(2,792,327)	(5,665,752)
P-Class	(1,260,175)	(967,152)
Institutional Class	(3,833,995)	(5,261,245)
Net decrease in shares	(4,305,871)	(9,167,276)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.83	$13.16	$11.61	$14.22	$13.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.04)	(.01)	(.02)	(.08)
Net gain (loss) on investments (realized and unrealized)	2.79	2.71	1.56	(1.17)	1.38
Total from investment operations	2.76	2.67	1.55	(1.19)	1.30
Less distributions from:
Net realized gains	—	—	—	(1.42)	(.45)
Total distributions	—	—	—	(1.42)	(.45)
Net asset value, end of period	$18.59	$15.83	$13.16	$11.61	$14.22

Total Return[b]	17.44%	20.29%	13.35%	(8.71%)	9.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,786	$131,554	$144,968	$246,227	$412,305
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.27%)	(0.08%)	(0.16%)	(0.56%)
Total expenses[c]	1.35%	1.42%	1.50%	1.43%	1.50%
Net expenses[d,e,f]	1.34%	1.42%	1.50%	1.43%	1.50%
Portfolio turnover rate	92%	89%	227%	208%	300%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.29	$12.80	$11.36	$14.04	$13.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.13)	(.08)	(.11)	(.16)
Net gain (loss) on investments (realized and unrealized)	2.68	2.62	1.52	(1.15)	1.37
Total from investment operations	2.52	2.49	1.44	(1.26)	1.21
Less distributions from:
Net realized gains	—	—	—	(1.42)	(.45)
Total distributions	—	—	—	(1.42)	(.45)
Net asset value, end of period	$17.81	$15.29	$12.80	$11.36	$14.04

Total Return[b]	16.48%	19.45%	12.68%	(9.37%)	9.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$239,516	$240,268	$266,485	$376,154	$574,466
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.95%)	(0.69%)	(0.85%)	(1.17%)
Total expenses[c]	2.11%	2.15%	2.16%	2.10%	2.10%
Net expenses[d,e,f]	2.11%	2.11%	2.11%	2.10%	2.10%
Portfolio turnover rate	92%	89%	227%	208%	300%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.90	$13.22	$11.65	$14.25	$13.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.03)	.01	(.01)	(.06)
Net gain (loss) on investments (realized and unrealized)	2.81	2.71	1.56	(1.17)	1.39
Total from investment operations	2.77	2.68	1.57	(1.18)	1.33
Less distributions from:
Net realized gains	—	—	—	(1.42)	(.45)
Total distributions	—	—	—	(1.42)	(.45)
Net asset value, end of period	$18.67	$15.90	$13.22	$11.65	$14.25

Total Return	17.42%	20.27%	13.48%	(8.61%)	9.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,892	$33,936	$32,720	$54,147	$119,827
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.20%)	0.06%	(0.10%)	(0.42%)
Total expenses[c]	1.37%	1.40%	1.41%	1.35%	1.35%
Net expenses[d,e,f]	1.36%	1.36%	1.36%	1.35%	1.35%
Portfolio turnover rate	92%	89%	227%	208%	300%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$16.12	$13.37	$11.75	$14.33	$13.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.01	.04	.02	(.02)
Net gain (loss) on investments (realized and unrealized)	2.84	2.74	1.58	(1.18)	1.39
Total from investment operations	2.85	2.75	1.62	(1.16)	1.37
Less distributions from:
Net realized gains	—	—	—	(1.42)	(.45)
Total distributions	—	—	—	(1.42)	(.45)
Net asset value, end of period	$18.97	$16.12	$13.37	$11.75	$14.33

Total Return	17.68%	20.66%	13.70%	(8.40%)	10.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$345,423	$278,127	$244,201	$503,270	$1,294,029
Ratios to average net assets:
Net investment income (loss)	0.04%	0.06%	0.32%	0.15%	(0.17%)
Total expenses[c]	1.12%	1.15%	1.16%	1.10%	1.10%
Net expenses[d,e,f]	1.11%	1.11%	1.11%	1.10%	1.10%
Portfolio turnover rate	92%	89%	227%	208%	300%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total Return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	—
C-Class	0.02%	0.01%
P-Class	0.01%	0.02%
Institutional Class	0.02%	0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year would be:

	09/30/18	09/30/17	09/30/16
A-Class	1.34%	1.41%	1.49%
C-Class	2.10%	2.10%	2.10%
P-Class	1.35%	1.35%	1.35%
Institutional Class	1.10%	1.10%	1.10%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim RBP® Dividend Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2018.

For the one-year period ended September 30, 2018, Guggenheim RBP® Dividend Fund returned 13.40%1, compared with the 17.95% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Dividend IndexSM returned 14.98% and the S&P 500 Index returned 17.91%.

Strategy Overview

The Fund invests in U.S. large- and mid-capitalization companies believed to have a high dividend yield and high Required Business Performance® (“RBP®”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Guggenheim RBP® Dividend IndexSM (the “Index”), which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM screened for high RBP® Probability by applying RBP® Methodology, and that were selected for inclusion in the Index by using steady and solid dividend yield.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Information Technology and Real Estate sectors. The largest detractors relative to the benchmark were the Energy and Telecommunications Services sectors. The Telecommunications Services sector was renamed the Communications Services sector and reconstituted at the end of the period.

Communications Sales & Leasing, Kohl’s Corp., and WW Grainger, Inc. were the largest individual contributors to return. The largest detractors from return were Macquarie Infrastructure Co., Invesco Ltd., and Newell Rubbermaid, Inc.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RBP® DIVIDEND FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Dividend IndexSM (the “Dividend Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class**	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
Senior Housing Properties Trust	2.6%
Southern Co.	1.8%
PPL Corp.	1.8%
ONEOK, Inc.	1.8%
Altria Group, Inc.	1.8%
Invesco Ltd.	1.6%
Dominion Energy, Inc.	1.6%
Legg Mason, Inc.	1.6%
PacWest Bancorp	1.5%
Six Flags Entertainment Corp.	1.5%
Top Ten Total	17.6%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (04/18/11)
A-Class Shares	13.40%	9.95%	11.12%
A-Class Shares with sales charge‡	8.00%	8.66%	10.24%
C-Class Shares	12.49%	9.20%	10.41%
C-Class Shares with CDSC§	11.51%	9.20%	10.41%
P-Class Shares**	13.35%	10.03%	11.25%
Guggenheim RBP Dividend IndexSM	14.98%	11.67%	12.98%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	13.63%
			Since Inception (02/10/11)
Institutional Class Shares	13.71%	10.32%	11.53%
Guggenheim RBP Dividend IndexSM	14.98%	11.67%	12.97%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	13.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Total Stock Market Index and Guggenheim RBP Dividend IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	September 30, 2018
RBP® DIVIDEND FUND

	Shares	Value

COMMON STOCKS† - 97.9%

Financial - 25.7%
Senior Housing Properties Trust REIT	28,181	$494,858
Invesco Ltd.	13,277	303,778
Legg Mason, Inc.	9,389	293,218
PacWest Bancorp	6,093	290,331
Principal Financial Group, Inc.	4,453	260,901
Prudential Financial, Inc.	2,403	243,472
Lazard Ltd. — Class A	4,958	238,629
People’s United Financial, Inc.	13,209	226,138
Old Republic International Corp.	10,053	224,986
First Hawaiian, Inc.	7,580	205,873
Huntington Bancshares, Inc.	13,730	204,852
KeyCorp	9,873	196,374
BB&T Corp.	3,912	189,888
First American Financial Corp.	3,421	176,490
Regions Financial Corp.	9,501	174,343
Ameriprise Financial, Inc.	1,135	167,594
PNC Financial Services Group, Inc.	1,192	162,339
Citizens Financial Group, Inc.	4,141	159,718
Fifth Third Bancorp	5,351	149,400
U.S. Bancorp	2,636	139,207
Popular, Inc.	2,497	127,971
JPMorgan Chase & Co.	1,097	123,786
Visa, Inc. — Class A	247	37,072
Mastercard, Inc. — Class A	137	30,498
Total Financial		4,821,716

Consumer, Non-cyclical - 22.1%
Altria Group, Inc.	5,446	328,448
AbbVie, Inc.	2,779	262,838
Kraft Heinz Co.	4,762	262,434
Procter & Gamble Co.	2,663	221,642
Kimberly-Clark Corp.	1,930	219,325
Pfizer, Inc.	4,946	217,970
PepsiCo, Inc.	1,873	209,401
Flowers Foods, Inc.	10,966	204,626
Merck & Company, Inc.	2,580	183,025
Kellogg Co.	2,613	182,962
Amgen, Inc.	858	177,855
Hershey Co.	1,712	174,624
Bristol-Myers Squibb Co.	2,798	173,700
Johnson & Johnson	1,232	170,226
Clorox Co.	1,111	167,106
Eli Lilly & Co.	1,294	138,859
Medtronic plc	1,387	136,439
Automatic Data Processing, Inc.	820	123,541
Sysco Corp.	1,637	119,910
Abbott Laboratories	1,590	116,642
Allergan plc	507	96,573
Booz Allen Hamilton Holding Corp.	1,819	90,277
Encompass Health Corp.	1,056	82,315
Zoetis, Inc.	402	36,807
Total System Services, Inc.	339	33,473
Thermo Fisher Scientific, Inc.	93	22,700
Total Consumer, Non-cyclical		4,153,718

Technology - 11.1%
International Business Machines Corp.	1,867	282,309
Broadcom, Inc.	885	218,356
Paychex, Inc.	2,638	194,289
Maxim Integrated Products, Inc.	3,350	188,906
Lam Research Corp.	1,085	164,594
KLA-Tencor Corp.	1,573	159,990
HP, Inc.	5,823	150,059
Texas Instruments, Inc.	1,344	144,198
Analog Devices, Inc.	1,371	126,763
Microsoft Corp.	859	98,244
Broadridge Financial Solutions, Inc.	662	87,351
CDK Global, Inc.	998	62,435
Genpact Ltd.	2,037	62,352
Jack Henry & Associates, Inc.	366	58,589
Intuit, Inc.	240	54,576
SS&C Technologies Holdings, Inc.	606	34,439
Total Technology		2,087,450

Consumer, Cyclical - 9.9%
Six Flags Entertainment Corp.	4,146	289,474
General Motors Co.	7,999	269,326
Watsco, Inc.	1,175	209,268
Kohl’s Corp.	2,331	173,776
Fastenal Co.	2,942	170,695
Hasbro, Inc.	1,574	165,459
Delta Air Lines, Inc.	2,643	152,845
Darden Restaurants, Inc.	1,374	152,775
Walmart, Inc.	1,450	136,169
KAR Auction Services, Inc.	2,215	132,213
Total Consumer, Cyclical		1,852,000

Industrial - 8.5%
Cummins, Inc.	1,463	213,700
Eaton Corporation plc	2,367	205,290
WestRock Co.	3,679	196,606
Sonoco Products Co.	3,247	180,208
United Parcel Service, Inc. — Class B	1,515	176,876
Caterpillar, Inc.	1,100	167,739
Johnson Controls International plc	4,676	163,660
Hubbell, Inc.	1,187	158,548
Corning, Inc.	4,043	142,718
Total Industrial		1,605,345

Utilities - 8.2%
Southern Co.	7,908	344,789
PPL Corp.	11,597	339,328
Dominion Energy, Inc.	4,180	293,770
Duke Energy Corp.	3,594	287,592
AES Corp.	19,073	267,022
Total Utilities		1,532,501

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
RBP® DIVIDEND FUND

	Shares	Value

Energy - 7.5%
ONEOK, Inc.	4,922	$333,663
Helmerich & Payne, Inc.	4,181	287,527
Occidental Petroleum Corp.	3,315	272,394
Exxon Mobil Corp.	3,193	271,469
Chevron Corp.	2,076	253,853
Total Energy		1,418,906

Communications - 3.7%
Verizon Communications, Inc.	5,150	274,959
Interpublic Group of Companies, Inc.	10,252	234,463
Cisco Systems, Inc.	3,763	183,070
Total Communications		692,492

Basic Materials - 1.2%
LyondellBasell Industries N.V. — Class A	2,167	222,139

Total Common Stocks
(Cost $17,432,730)		18,386,267

EXCHANGE-TRADED FUNDS† - 1.4%
iShares Select Dividend ETF	2,718	271,148
Total Exchange-Traded Funds
(Cost $274,670)		271,148

Total Investments - 99.3%
(Cost $17,707,400)		$18,657,415
Other Assets & Liabilities, net - 0.7%		126,168
Total Net Assets - 100.0%		$18,783,583

†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,386,267	$—	$—	$18,386,267
Exchange-Traded Funds	271,148	—	—	271,148
Total Assets	$18,657,415	$—	$—	$18,657,415

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

RBP® DIVIDEND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $17,707,400)	$18,657,415
Cash	117,758
Prepaid expenses	25,820
Receivables:
Securities sold	202,223
Fund shares sold	37,468
Dividends	24,689
Investment Adviser	7,835
Total assets	19,073,208

Liabilities:
Payable for:
Fund shares redeemed	215,576
Securities purchased	29,552
Professional fees	20,925
Distribution and service fees	7,560
Transfer agent/maintenance fees	6,737
Trustees’ fees*	1,149
Miscellaneous	8,126
Total liabilities	289,625
Net assets	$18,783,583

Net assets consist of:
Paid in capital	$16,938,913
Total distributable earnings (loss)	1,844,670
Net assets	$18,783,583

A-Class:
Net assets	$5,775,215
Capital shares outstanding	460,294
Net asset value per share	$12.55
Maximum offering price per share (Net asset value divided by 95.25%)	$13.18

C-Class:
Net assets	$5,976,058
Capital shares outstanding	476,957
Net asset value per share	$12.53

P-Class:
Net assets	$1,828,972
Capital shares outstanding	144,318
Net asset value per share	$12.67

Institutional Class:
Net assets	$5,203,338
Capital shares outstanding	423,794
Net asset value per share	$12.28

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $212)	$551,484
Total investment income	551,484

Expenses:
Management fees	135,657
Distribution and service fees:
A-Class	18,366
C-Class	62,880
P-Class	4,716
Transfer agent/maintenance fees:
A-Class	8,022
C-Class	9,947
P-Class	3,289
Institutional Class	6,455
Registration fees	64,078
Professional fees	30,727
Fund accounting/administration fees	15,005
Trustees’ fees*	13,546
Custodian fees	8,633
Line of credit fees	1,794
Miscellaneous	23,113
Total expenses	406,228
Less:
Expenses waived by Adviser	(113,131)
Expenses reimbursed by Adviser:
A-Class	(14,057)
C-Class	(12,088)
P Class	(3,913)
Institutional Class	(8,134)
Total waived/reimbursed expenses	(151,323)
Net expenses	254,905
Net investment income	296,579

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,381,322
Net realized gain	1,381,322
Net change in unrealized appreciation (depreciation) on:
Investments	579,790
Net change in unrealized appreciation (depreciation)	579,790
Net realized and unrealized gain	1,961,112
Net increase in net assets resulting from operations	$2,257,691

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$296,579	$237,225
Net realized gain on investments	1,381,322	3,203,061
Net change in unrealized appreciation (depreciation) on investments	579,790	(419,380)
Net increase in net assets resulting from operations	2,257,691	3,020,906

Distributions to shareholders:
A-Class	(816,755)	(198,853)[1]
C-Class	(817,811)	(171,448)[1]
P-Class	(297,541)	(142,513)[1]
Institutional Class	(647,815)	(206,751)[1]
Total distributions to shareholders	(2,579,922)	(719,565)

Capital share transactions:
Proceeds from sale of shares
A-Class	491,006	1,349,723
C-Class	409,512	463,701
P-Class	466,059	4,820,344
Institutional Class	1,495,193	493,532
Distributions reinvested
A-Class	785,954	188,749
C-Class	793,785	162,079
P-Class	295,573	141,081
Institutional Class	252,769	112,948
Cost of shares redeemed
A-Class	(1,232,586)	(2,872,995)
C-Class	(1,381,496)	(1,525,877)
P-Class	(1,108,954)	(4,509,066)
Institutional Class	(776,007)	(2,720,456)
Net increase (decrease) from capital share transactions	490,808	(3,896,237)
Net increase (decrease) in net assets	168,577	(1,594,896)

Net assets:
Beginning of year	18,615,006	20,209,902
End of year	$18,783,583	$18,615,006

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	39,782	111,039
C-Class	32,750	39,263
P-Class	36,738	414,235
Institutional Class	121,447	42,276
Shares issued from reinvestment of distributions
A-Class	65,600	15,942
C-Class	66,383	13,873
P-Class	24,441	11,822
Institutional Class	21,584	9,772
Shares redeemed
A-Class	(99,339)	(239,239)
C-Class	(111,400)	(126,013)
P-Class	(88,974)	(362,694)
Institutional Class	(64,222)	(230,340)
Net increase (decrease) in shares	44,790	(300,064)

[1]	For the year ended September 30, 2017, the distributions from net investment income and net realized gains were as follows (see Note 7).

Net investment income
A-Class	$(85,171)
C-Class	(48,065)
P-Class	(61,035)
Institutional Class	(96,035)

Net realized gains
A-Class	$(113,682)
C-Class	(123,383)
P-Class	(80,718)
Institutional Class	(110,716)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.82	$11.55	$10.21	$12.23	$12.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.15	.17	.20	.18
Net gain (loss) on investments (realized and unrealized)	1.37	1.52	1.35	(.42)	1.00
Total from investment operations	1.60	1.67	1.52	(.22)	1.18
Less distributions from:
Net investment income	(.33)	(.18)	(.18)	(.21)	(.20)
Net realized gains	(1.53)	(.22)	—	(1.59)	(1.53)
Total distributions	(1.87)	(.40)	(.18)	(1.80)	(1.73)
Net asset value, end of period	$12.55	$12.82	$11.55	$10.21	$12.23

Total Return[c]	13.40%	14.87%	14.88%	(2.28%)	9.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,775	$5,822	$6,540	$5,313	$9,684
Ratios to average net assets:
Net investment income (loss)	1.84%	1.26%	1.50%	1.76%	1.41%
Total expenses[b]	2.08%	1.84%	2.20%	1.88%	1.84%
Net expenses[d,e,f]	1.21%	1.22%	1.39%	1.51%	1.51%
Portfolio turnover rate	97%	251%	226%	181%	181%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.74	$11.48	$10.16	$12.18	$12.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.06	.09	.13	.10
Net gain (loss) on investments (realized and unrealized)	1.35	1.51	1.35	(.42)	.99
Total from investment operations	1.49	1.57	1.44	(.29)	1.09
Less distributions from:
Net investment income	(.16)	(.09)	(.12)	(.14)	(.11)
Net realized gains	(1.53)	(.22)	—	(1.59)	(1.53)
Total distributions	(1.70)	(.31)	(.12)	(1.73)	(1.64)
Net asset value, end of period	$12.53	$12.74	$11.48	$10.16	$12.18

Total Return[c]	12.49%	13.96%	14.28%	(2.93%)	9.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,976	$6,231	$6,453	$8,245	$8,792
Ratios to average net assets:
Net investment income (loss)	1.10%	0.51%	0.81%	1.18%	0.84%
Total expenses[b]	2.77%	2.54%	2.84%	2.54%	2.45%
Net expenses[d,e,f]	1.96%	1.97%	2.06%	2.11%	2.11%
Portfolio turnover rate	97%	251%	226%	181%	181%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.88	$11.61	$10.28	$12.31	$12.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.16	.17	.22	.20
Net gain (loss) on investments (realized and unrealized)	1.37	1.52	1.37	(.43)	1.01
Total from investment operations	1.60	1.68	1.54	(.21)	1.21
Less distributions from:
Net investment income	(.28)	(.19)	(.21)	(.23)	(.21)
Net realized gains	(1.53)	(.22)	—	(1.59)	(1.53)
Total distributions	(1.81)	(.41)	(.21)	(1.82)	(1.74)
Net asset value, end of period	$12.67	$12.88	$11.61	$10.28	$12.31

Total Return	13.35%	14.81%	15.11%	(2.20%)	10.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,829	$2,217	$1,263	$1,686	$3,310
Ratios to average net assets:
Net investment income (loss)	1.84%	1.28%	1.57%	1.91%	1.56%
Total expenses[b]	2.04%	1.76%	2.09%	1.79%	1.70%
Net expenses[d,e,f]	1.21%	1.22%	1.32%	1.36%	1.36%
Portfolio turnover rate	97%	251%	226%	181%	181%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.59	$11.38	$10.07	$12.09	$12.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.18	.19	.24	.24
Net gain (loss) on investments (realized and unrealized)	1.35	1.49	1.35	(.42)	.97
Total from investment operations	1.60	1.67	1.54	(.18)	1.21
Less distributions from:
Net investment income	(.37)	(.24)	(.23)	(.25)	(.21)
Net realized gains	(1.53)	(.22)	—	(1.59)	(1.53)
Total distributions	(1.91)	(.46)	(.23)	(1.84)	(1.74)
Net asset value, end of period	$12.28	$12.59	$11.38	$10.07	$12.09

Total Return	13.71%	15.04%	15.48%	(1.93%)	10.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,203	$4,344	$5,954	$12,123	$22,347
Ratios to average net assets:
Net investment income (loss)	2.08%	1.51%	1.79%	2.15%	1.95%
Total expenses[b]	1.78%	1.54%	1.86%	1.54%	1.45%
Net expenses[d,e,f]	0.96%	0.97%	1.07%	1.11%	1.11%
Portfolio turnover rate	97%	251%	226%	181%	181%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.23%
C-Class	—	0.19%
P-Class	—	0.22%
Institutional Class	—	0.19%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16
A-Class	1.20%	1.20%	1.37%
C-Class	1.95%	1.95%	2.05%
P-Class	1.20%	1.20%	1.30%
Institutional Class	0.95%	0.95%	1.05%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim RBP® Large-Cap Defensive Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2018.

For the one-year period ended September 30, 2018, Guggenheim RBP® Large-Cap Defensive Fund returned 15.27%1, compared with the 17.95% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Defensive IndexSM returned 16.54% and the S&P 500 Index returned 17.91%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP®”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Guggenheim RBP® Large-Cap Defensive Index SM (the “Index”), which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market Index SM with beta factors of less than 1.0 that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Consumer Staples and Financials sectors. The largest detractors relative to the benchmark were the Information Technology and Consumer Discretionary sectors.

Burlington Stores, Inc., Intuitive Surgical, Inc., and The Progressive Corp. were the largest individual contributors to return. The largest detractors from return were Dollar Tree, Inc., Quintiles Transnational Holdings, Inc. (now IQVIA), and Actavis Plc (now Allergan Plc).

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RBP® LARGE-CAP DEFENSIVE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class**	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
SPDR S&P 500 ETF Trust	1.8%
Progressive Corp.	1.3%
Lululemon Athletica, Inc.	1.3%
Cigna Corp.	1.3%
Lockheed Martin Corp.	1.3%
CH Robinson Worldwide, Inc.	1.3%
Humana, Inc.	1.2%
Worldpay, Inc. — Class A	1.2%
Ally Financial, Inc.	1.2%
Constellation Brands, Inc. — Class A	1.2%
Top Ten Total	13.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (04/27/10)
A-Class Shares	15.27%	10.91%	11.55%
A-Class Shares with sales charge‡	9.77%	9.61%	10.77%
P-Class Shares**	15.33%	11.01%	11.68%
Guggenheim RBP Large-Cap Defensive IndexSM	16.54%	12.52%	13.26%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	13.62%
			Since Inception (04/18/11)
C-Class Shares	14.48%	10.18%	10.96%
C-Class Shares with CDSC§	13.48%	10.18%	10.96%
Guggenheim RBP Large-Cap Defensive IndexSM	16.54%	12.52%	13.37%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	13.63%
			Since Inception (02/15/11)
Institutional Class Shares	15.52%	11.27%	11.99%
Guggenheim RBP Large-Cap Defensive IndexSM	16.54%	12.52%	13.30%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	13.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Total Stock Market Index and Guggenheim RBP Large-Cap Defensive IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value

COMMON STOCKS† - 97.6%

Consumer, Non-cyclical - 22.9%
Cigna Corp.	1,164	$242,403
Humana, Inc.	682	230,871
Worldpay, Inc. — Class A*	2,259	228,769
Constellation Brands, Inc. — Class A	1,053	227,048
Estee Lauder Companies, Inc. — Class A	1,489	216,382
IQVIA Holdings, Inc.*	1,665	216,017
Avery Dennison Corp.	1,926	208,682
McCormick & Company, Inc.	1,568	206,584
Danaher Corp.	1,901	206,563
Total System Services, Inc.	2,079	205,280
UnitedHealth Group, Inc.	750	199,530
Post Holdings, Inc.*	2,019	197,943
Bristol-Myers Squibb Co.	3,137	194,745
Becton Dickinson and Co.	744	194,184
Lamb Weston Holdings, Inc.	2,891	192,540
Pfizer, Inc.	4,330	190,823
Jazz Pharmaceuticals plc*	1,132	190,323
Merck & Company, Inc.	2,625	186,218
Eli Lilly & Co.	1,656	177,705
Johnson & Johnson	1,222	168,844
Regeneron Pharmaceuticals, Inc.*	380	153,535
Total Consumer, Non-cyclical		4,234,989

Financial - 16.3%
Progressive Corp.	3,501	248,711
Ally Financial, Inc.	8,646	228,687
American Financial Group, Inc.	1,918	212,841
Allstate Corp.	2,156	212,797
Equinix, Inc. REIT	456	197,398
Arch Capital Group Ltd.*	6,506	193,944
Mid-America Apartment Communities, Inc. REIT	1,762	176,517
Simon Property Group, Inc. REIT	980	173,215
CME Group, Inc. — Class A	994	169,189
Intercontinental Exchange, Inc.	2,258	169,101
U.S. Bancorp	3,017	159,328
First Republic Bank	1,659	159,264
Fifth Third Bancorp	5,390	150,489
M&T Bank Corp.	894	147,098
Nasdaq, Inc.	1,683	144,401
People’s United Financial, Inc.	8,185	140,127
New York Community Bancorp, Inc.	13,245	137,351
Total Financial		3,020,458

Industrial - 13.9%
Lockheed Martin Corp.	698	241,480
CH Robinson Worldwide, Inc.	2,374	232,462
Crown Holdings, Inc.*	4,646	223,008
Ball Corp.	4,556	200,418
Donaldson Company, Inc.	3,265	190,219
Honeywell International, Inc.	1,134	188,698
Allegion plc	2,065	187,027
L3 Technologies, Inc.	843	179,239
Harris Corp.	1,051	177,840
Expeditors International of Washington, Inc.	2,270	166,913
FLIR Systems, Inc.	2,673	164,309
National Instruments Corp.	3,171	153,254
Avnet, Inc.	3,128	140,041
Jabil, Inc.	5,008	135,617
Total Industrial		2,580,525

Consumer, Cyclical - 13.8%
Lululemon Athletica, Inc.*	1,496	243,085
KAR Auction Services, Inc.	3,544	211,541
United Continental Holdings, Inc.*	2,225	198,159
Burlington Stores, Inc.*	1,126	183,448
Dollar General Corp.	1,655	180,891
TJX Companies, Inc.	1,610	180,352
Dollar Tree, Inc.*	2,196	179,084
Darden Restaurants, Inc.	1,572	174,791
Ross Stores, Inc.	1,740	172,434
Ford Motor Co.	18,605	172,096
Starbucks Corp.	3,009	171,031
Autoliv, Inc.	1,904	165,039
Costco Wholesale Corp.	685	160,893
Vail Resorts, Inc.	556	152,578
Total Consumer, Cyclical		2,545,422

Communications - 13.6%
CDW Corp.	2,452	218,032
Walt Disney Co.	1,621	189,560
Motorola Solutions, Inc.	1,401	182,326
Comcast Corp. — Class A	4,851	171,774
Verizon Communications, Inc.	3,183	169,941
Twenty-First Century Fox, Inc. — Class A	3,659	169,521
Discovery, Inc. — Class A*	5,212	166,784
CBS Corp. — Class B	2,804	161,090
Zayo Group Holdings, Inc.*	4,635	160,927
eBay, Inc.*	4,869	160,774
Charter Communications, Inc. — Class A*	482	157,074
News Corp. — Class A	11,586	152,819
Interpublic Group of Companies, Inc.	6,627	151,560
CommScope Holding Company, Inc.*	4,887	150,324
Omnicom Group, Inc.	2,159	146,855
Total Communications		2,509,361

Technology - 7.8%
First Data Corp. — Class A*	7,972	195,075
Paychex, Inc.	2,586	190,459
Jack Henry & Associates, Inc.	1,179	188,734
Broadridge Financial Solutions, Inc.	1,402	184,994
SS&C Technologies Holdings, Inc.	3,187	181,117
Cognizant Technology Solutions Corp. — Class A	2,294	176,982
CDK Global, Inc.	2,689	168,224
MSCI, Inc. — Class A	918	162,862
Total Technology		1,448,447

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value

Energy - 6.0%
EOG Resources, Inc.	1,405	$179,236
Phillips 66	1,521	171,447
ONEOK, Inc.	2,283	154,764
Targa Resources Corp.	2,725	153,445
Kinder Morgan, Inc.	8,607	152,602
Williams Companies, Inc.	5,604	152,373
Antero Resources Corp.*	8,394	148,658
Total Energy		1,112,525

Utilities - 3.3%
Exelon Corp.	3,957	172,762
NRG Energy, Inc.	4,150	155,210
NiSource, Inc.	5,989	149,246
Evergy, Inc.	2,562	140,705
Total Utilities		617,923

Total Common Stocks
(Cost $16,129,778)		18,069,650

EXCHANGE-TRADED FUNDS† - 1.8%
SPDR S&P 500 ETF Trust	1,126	327,351
Total Exchange-Traded Funds
(Cost $315,909)		327,351

Total Investments - 99.4%
(Cost $16,445,687)		$18,397,001
Other Assets & Liabilities, net - 0.6%		119,947
Total Net Assets - 100.0%		$18,516,948

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,069,650	$—	$—	$18,069,650
Exchange-Traded Funds	327,351	—	—	327,351
Total Assets	$18,397,001	$—	$—	$18,397,001

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $16,445,687)	$18,397,001
Cash	94,599
Prepaid expenses	32,474
Receivables:
Securities sold	16,553
Dividends	11,692
Investment Adviser	9,967
Fund shares sold	9,400
Total assets	18,571,686

Liabilities:
Payable for:
Professional fees	25,606
Legal fees	8,215
Distribution and service fees	6,776
Transfer agent/maintenance fees	6,566
Direct shareholders expense	2,284
Fund shares redeemed	1,384
Trustees’ fees*	825
Miscellaneous	3,082
Total liabilities	54,738
Net assets	$18,516,948

Net assets consist of:
Paid in capital	$14,063,317
Total distributable earnings (loss)	4,453,631
Net assets	$18,516,948

A-Class:
Net assets	$4,200,271
Capital shares outstanding	347,394
Net asset value per share	$12.09
Maximum offering price per share (Net asset value divided by 95.25%)	$12.69

C-Class:
Net assets	$5,141,870
Capital shares outstanding	437,317
Net asset value per share	$11.76

P-Class:
Net assets	$585,072
Capital shares outstanding	47,162
Net asset value per share	$12.41

Institutional Class:
Net assets	$8,589,735
Capital shares outstanding	685,812
Net asset value per share	$12.52

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$307,598
Total investment income	307,598

Expenses:
Management fees	145,700
Distribution and service fees:
A-Class	13,955
C-Class	56,213
P-Class	1,401
Transfer agent/maintenance fees:
A-Class	5,413
C-Class	8,995
P-Class	964
Institutional Class	13,170
Registration fees	50,728
Professional fees	46,201
Fund accounting/administration fees	15,835
Trustees’ fees*	12,886
Custodian fees	6,494
Line of credit fees	1,819
Miscellaneous	24,870
Total expenses	404,644
Less:
Expenses waived by Adviser	(124,739)
Expenses reimbursed by Adviser:
A-Class	(8,203)
C-Class	(7,607)
P Class	(840)
Institutional Class	(10,778)
Total expenses waived/reimbursed	(152,168)
Net expenses	252,476
Net investment income	55,122

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,002,914
Net realized gain	3,002,914
Net change in unrealized appreciation (depreciation) on:
Investments	(243,856)
Net change in unrealized appreciation (depreciation)	(243,856)
Net realized and unrealized gain	2,759,058
Net increase in net assets resulting from operations	$2,814,180

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$55,122	$103,980
Net realized gain on investments	3,002,914	2,596,096
Net change in unrealized appreciation (depreciation) on investments	(243,856)	1,015,736
Net increase in net assets resulting from operations	2,814,180	3,715,812

Distributions to shareholders:
A-Class	(424,356)	(250,053)[1]
C-Class	(643,605)	(336,996)[1]
P-Class	(92,322)	(34,496)[1]
Institutional Class	(1,235,888)	(493,901)[1]
Total distributions to shareholders	(2,396,171)	(1,115,446)

Capital share transactions:
Proceeds from sale of shares
A-Class	550,481	283,256
C-Class	539,861	100,800
P-Class	905,378	385,963
Institutional Class	1,061,764	1,226,364
Distributions reinvested
A-Class	391,619	214,492
C-Class	569,211	290,958
P-Class	92,322	34,496
Institutional Class	884,559	369,824
Cost of shares redeemed
A-Class	(854,237)	(2,767,443)
C-Class	(1,952,011)	(3,219,489)
P-Class	(1,309,177)	(409,594)
Institutional Class	(4,088,692)	(2,564,898)
Net decrease from capital share transactions	(3,208,922)	(6,055,271)
Net decrease in net assets	(2,790,913)	(3,454,905)

Net assets:
Beginning of year	21,307,861	24,762,766
End of year	$18,516,948	$21,307,861

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	47,964	26,642
C-Class	49,003	9,791
P-Class	74,974	33,230
Institutional Class	88,083	108,181
Shares issued from reinvestment of distributions
A-Class	35,218	21,091
C-Class	52,318	29,067
P-Class	8,091	3,314
Institutional Class	76,985	35,289
Shares redeemed
A-Class	(72,898)	(262,732)
C-Class	(174,352)	(301,018)
P-Class	(110,238)	(35,269)
Institutional Class	(347,963)	(229,077)
Net decrease in shares	(272,815)	(561,491)

[1]	For the year ended September 30, 2017, the amount of distributions to shareholders from net investment income and net realized gains were as follows (See Note 7):

Net investment income
A-Class	$(11,608)
C-Class	—
P-Class	—
Institutional Class	(59,772)

Net realized gains
A-Class	$(238,445)
C-Class	(336,996)
P-Class	(34,496)
Institutional Class	(434,129)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.77	$10.43	$10.59	$12.70	$13.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.07	.02	.04	.03
Net gain (loss) on investments (realized and unrealized)	1.64	1.76	.84	.14	1.45
Total from investment operations	1.68	1.83	.86	.18	1.48
Less distributions from:
Net investment income	(.04)	(.02)	(.05)	(.07)	(.01)
Net realized gains	(1.32)	(.47)	(.97)	(2.22)	(2.11)
Total distributions	(1.36)	(.49)	(1.02)	(2.29)	(2.12)
Net asset value, end of period	$12.09	$11.77	$10.43	$10.59	$12.70

Total Return[e]	15.27%	18.34%	8.66%	1.39%	11.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,200	$3,968	$5,761	$8,941	$9,646
Ratios to average net assets:
Net investment income (loss)	0.37%	0.61%	0.20%	0.36%	0.24%
Total expenses[b]	2.06%	1.86%	1.95%	1.67%	1.61%
Net expenses[c,d,f]	1.21%	1.21%	1.41%	1.50%	1.51%
Portfolio turnover rate	117%	107%	103%	135%	236%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.52	$10.28	$10.50	$12.64	$13.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.02)	(.05)	(.02)	(.04)
Net gain (loss) on investments (realized and unrealized)	1.60	1.73	.84	.13	1.45
Total from investment operations	1.56	1.71	.79	.11	1.41
Less distributions from:
Net investment income	—	—	(.04)	(.03)	(.01)
Net realized gains	(1.32)	(.47)	(.97)	(2.22)	(2.11)
Total distributions	(1.32)	(.47)	(1.01)	(2.25)	(2.12)
Net asset value, end of period	$11.76	$11.52	$10.28	$10.50	$12.64

Total Return[e]	14.48%	17.35%	8.01%	0.77%	11.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,142	$5,881	$7,939	$8,885	$14,202
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(0.17%)	(0.48%)	(0.21%)	(0.33%)
Total expenses[b]	2.73%	2.54%	2.63%	2.36%	2.28%
Net expenses[c,d,f]	1.95%	1.96%	2.05%	2.10%	2.11%
Portfolio turnover rate	117%	107%	103%	135%	236%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.05	$10.65	$10.76	$12.87	$13.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.06	.02	.06	.05
Net gain (loss) on investments (realized and unrealized)	1.69	1.81	.88	.14	1.47
Total from investment operations	1.73	1.87	.90	.20	1.52
Less distributions from:
Net investment income	(.05)	—	(.04)	(.09)	(.01)
Net realized gains	(1.32)	(.47)	(.97)	(2.22)	(2.11)
Total distributions	(1.37)	(.47)	(1.01)	(2.31)	(2.12)
Net asset value, end of period	$12.41	$12.05	$10.65	$10.76	$12.87

Total Return	15.33%	18.28%	8.89%	1.48%	11.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$585	$896	$778	$17,458	$22,666
Ratios to average net assets:
Net investment income (loss)	0.36%	0.56%	0.14%	0.54%	0.35%
Total expenses[b]	1.98%	1.80%	1.74%	1.61%	1.53%
Net expenses[c,d,f]	1.20%	1.21%	1.43%	1.35%	1.36%
Portfolio turnover rate	117%	107%	103%	135%	236%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.16	$10.78	$10.86	$12.96	$13.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.09	.06	.09	.08
Net gain (loss) on investments (realized and unrealized)	1.68	1.83	.87	.14	1.48
Total from investment operations	1.76	1.92	.93	.23	1.56
Less distributions from:
Net investment income	(.08)	(.07)	(.04)	(.11)	(.01)
Net realized gains	(1.32)	(.47)	(.97)	(2.22)	(2.11)
Total distributions	(1.40)	(.54)	(1.01)	(2.33)	(2.12)
Net asset value, end of period	$12.52	$12.16	$10.78	$10.86	$12.96

Total Return	15.52%	18.58%	9.11%	1.75%	12.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,590	$10,563	$10,285	$13,839	$19,731
Ratios to average net assets:
Net investment income (loss)	0.64%	0.82%	0.53%	0.79%	0.64%
Total expenses[b]	1.70%	1.54%	1.62%	1.36%	1.28%
Net expenses[c,d,f]	0.95%	0.96%	1.06%	1.10%	1.11%
Portfolio turnover rate	117%	107%	103%	135%	236%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	The portion of the ratios of net expense to average net assets to recoupments of prior fees or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.18%
C-Class	—	0.16%
P-Class	—	0.15%
Institutional Class	—	0.15%

[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year would be:

	09/30/18	09/30/17	09/30/16
A-Class	1.20%	1.20%	1.39%
C-Class	1.95%	1.95%	2.04%
P-Class	1.20%	1.20%	1.42%
Institutional Class	0.95%	0.95%	1.05%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim RBP® Large-Cap Market Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2018.

For the one-year period ended September 30, 2018, Guggenheim RBP® Large-Cap Market Fund returned 17.47%1, compared with the 17.95% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Market IndexSM returned 19.08% and the S&P 500 Index returned 17.91%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP®”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Guggenheim RBP® Large-Cap Market Index SM (the “Index”), which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market Index SM with beta factors closest to 1.0 that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Health Care and Consumer Staples sectors. The largest detractors relative to the benchmark were the Information Technology and Real Estate sectors.

Abiomed, Inc., Amazon.com, Inc., and Worldpay, Inc. were the largest individual contributors to return. The largest detractors from return were Vantiv, Inc. Class A (now Worldpay), Western Digital Corp., and Celgene Corp.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RBP® LARGE-CAP MARKET FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Market IndexSM (the “Market Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class**	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
Progressive Corp.	1.3%
Edwards Lifesciences Corp.	1.3%
Lockheed Martin Corp.	1.3%
salesforce.com, Inc.	1.2%
ABIOMED, Inc.	1.2%
Spirit AeroSystems Holdings, Inc. — Class A	1.2%
Zoetis, Inc.	1.2%
CH Robinson Worldwide, Inc.	1.2%
Amazon.com, Inc.	1.2%
Worldpay, Inc. — Class A	1.2%
Top Ten Total	12.3%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (04/27/10)
A-Class Shares	17.47%	11.31%	12.41%
A-Class Shares with sales charge‡	11.86%	10.00%	11.63%
P-Class Shares**	17.38%	11.39%	12.51%
Guggenheim RBP Large-Cap Market IndexSM	19.08%	12.95%	14.11%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	13.62%
			Since Inception (04/18/11)
C-Class Shares	16.55%	10.57%	11.16%
C-Class Shares with CDSC§	15.55%	10.57%	11.16%
Guggenheim RBP Large-Cap Market IndexSM	19.08%	12.95%	13.54%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	16.63%
			Since Inception (02/15/11)
Institutional Class Shares	17.69%	11.68%	12.08%
Guggenheim RBP Large-Cap Market IndexSM	19.08%	12.95%	13.37%
Dow Jones U.S. Large-Cap Total Stock Market Index	17.95%	13.75%	13.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Market IndexSM and the Dow Jones U.S. Large-Cap Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	September 30, 2018
RBP® LARGE-CAP MARKET FUND

	Shares	Value

COMMON STOCKS† - 98.4%

Consumer, Non-cyclical - 27.0%
Edwards Lifesciences Corp.*	1,394	$242,695
ABIOMED, Inc.*	528	237,468
Zoetis, Inc.	2,568	235,126
Worldpay, Inc. — Class A*	2,257	228,567
Estee Lauder Companies, Inc. — Class A	1,488	216,236
IQVIA Holdings, Inc.*	1,655	214,720
Quanta Services, Inc.*	6,418	214,233
Avery Dennison Corp.	1,925	208,574
Vertex Pharmaceuticals, Inc.*	1,082	208,545
Monster Beverage Corp.*	3,507	204,388
Global Payments, Inc.	1,583	201,674
UnitedHealth Group, Inc.	749	199,264
PayPal Holdings, Inc.*	2,267	199,133
Post Holdings, Inc.*	2,017	197,747
Thermo Fisher Scientific, Inc.	801	195,508
Bristol-Myers Squibb Co.	3,135	194,621
Lamb Weston Holdings, Inc.	2,889	192,407
Pfizer, Inc.	4,326	190,647
Jazz Pharmaceuticals plc*	1,132	190,323
Centene Corp.*	1,286	186,187
Merck & Company, Inc.	2,623	186,075
Cintas Corp.	916	181,194
Mondelez International, Inc. — Class A	4,124	177,167
Sysco Corp.	2,231	163,421
Moody’s Corp.	971	162,351
S&P Global, Inc.	808	157,875
Total Consumer, Non-cyclical		5,186,146

Financial - 15.9%
Progressive Corp.	3,498	248,498
Mastercard, Inc. — Class A	1,007	224,168
American Financial Group, Inc.	1,916	212,618
Visa, Inc. — Class A	1,394	209,226
Bank of New York Mellon Corp.	4,077	207,886
JPMorgan Chase & Co.	1,708	192,731
Host Hotels & Resorts, Inc. REIT	9,129	192,622
Prologis, Inc. REIT	2,801	189,880
Northern Trust Corp.	1,808	184,651
Alexandria Real Estate Equities, Inc. REIT	1,442	181,389
Bank of America Corp.	6,101	179,736
CBRE Group, Inc. — Class A*	3,899	171,946
Zions Bancorp North America	3,413	171,162
KeyCorp	8,278	164,649
First Republic Bank	1,658	159,168
Wells Fargo & Co.	2,930	154,001
Total Financial		3,044,331

Communications - 14.0%
Amazon.com, Inc.*	116	232,348
CDW Corp.	2,450	217,854
Facebook, Inc. — Class A*	1,295	212,976
IAC/InterActiveCorp*	910	197,215
Walt Disney Co.	1,620	189,443
Motorola Solutions, Inc.	1,400	182,196
Cisco Systems, Inc.	3,598	175,043
Comcast Corp. — Class A	4,847	171,632
Twenty-First Century Fox, Inc. — Class A	3,704	171,606
Discovery, Inc. — Class A*	5,345	171,040
Verizon Communications, Inc.	3,088	164,868
eBay, Inc.*	4,865	160,642
VeriSign, Inc.*	938	150,193
AT&T, Inc.	4,255	142,883
CenturyLink, Inc.	6,370	135,044
Total Communications		2,674,983

Technology - 13.0%
salesforce.com, Inc.*	1,496	237,909
Western Digital Corp.	3,664	214,491
VMware, Inc. — Class A*	1,341	209,277
Broadcom, Inc.	843	207,993
Xilinx, Inc.	2,457	196,978
Intuit, Inc.	840	191,016
Apple, Inc.	824	186,010
HP, Inc.	7,160	184,513
Analog Devices, Inc.	1,952	180,482
Cognizant Technology Solutions Corp. — Class A	2,323	179,219
Texas Instruments, Inc.	1,580	169,518
Electronic Arts, Inc.*	1,384	166,758
MSCI, Inc. — Class A	917	162,685
Total Technology		2,486,849

Consumer, Cyclical - 11.3%
Allison Transmission Holdings, Inc.	4,227	219,846
DR Horton, Inc.	4,572	192,847
Wynn Resorts Ltd.	1,458	185,254
Burlington Stores, Inc.*	1,125	183,285
Lennar Corp. — Class A	3,922	183,118
Dollar Tree, Inc.*	2,194	178,921
Darden Restaurants, Inc.	1,571	174,679
Live Nation Entertainment, Inc.*	3,190	173,759
Home Depot, Inc.	838	173,592
Lear Corp.	1,197	173,565
Delta Air Lines, Inc.	2,874	166,203
Costco Wholesale Corp.	685	160,893
Total Consumer, Cyclical		2,165,962

Industrial - 9.5%
Lockheed Martin Corp.	697	241,134
Spirit AeroSystems Holdings, Inc. — Class A	2,569	235,500
CH Robinson Worldwide, Inc.	2,373	232,364
Fortune Brands Home & Security, Inc.	4,208	220,331
Ball Corp.	4,552	200,243
WestRock Co.	3,491	186,559
TransDigm Group, Inc.*	496	184,661
FLIR Systems, Inc.	2,671	164,186
FedEx Corp.	670	161,329
Total Industrial		1,826,307

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
RBP® LARGE-CAP MARKET FUND

	Shares	Value

Energy - 6.1%
Diamondback Energy, Inc.	1,583	$214,006
EOG Resources, Inc.	1,404	179,108
Phillips 66	1,520	171,334
Pioneer Natural Resources Co.	917	159,732
Kinder Morgan, Inc.	8,601	152,496
Williams Companies, Inc.	5,600	152,264
Antero Resources Corp.*	8,388	148,552
Total Energy		1,177,492

Utilities - 1.6%
Vistra Energy Corp.*	6,196	154,156
NRG Energy, Inc.	4,099	153,303
Total Utilities		307,459

Total Common Stocks
(Cost $15,738,437)		18,869,529

EXCHANGE-TRADED FUNDS† - 0.9%
SPDR S&P 500 ETF Trust	601	174,723
Total Exchange-Traded Funds
(Cost $175,492)		174,723

Total Investments - 99.3%
(Cost $15,913,929)		$19,044,252
Other Assets & Liabilities, net - 0.7%		134,141
Total Net Assets - 100.0%		$19,178,393

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,869,529	$—	$—	$18,869,529
Exchange-Traded Funds	174,723	—	—	174,723
Total Assets	$19,044,252	$—	$—	$19,044,252

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

RBP® LARGE-CAP MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $15,913,929)	$19,044,252
Cash	142,295
Prepaid expenses	32,176
Receivables:
Dividends	9,929
Investment Adviser	4,563
Total assets	19,233,215

Liabilities:
Payable for:
Professional fees	21,006
Transfer agent/maintenance fees	8,745
Distribution and service fees	8,050
Fund shares redeemed	4,976
Legal fees	3,218
Direct shareholders expense	2,878
Custodian fees	2,637
Trustees’ fees*	1,170
Miscellaneous	2,142
Total liabilities	54,822
Net assets	$19,178,393

Net assets consist of:
Paid in capital	$13,688,572
Total distributable earnings (loss)	5,489,821
Net assets	$19,178,393

A-Class:
Net assets	$4,279,812
Capital shares outstanding	355,532
Net asset value per share	$12.04
Maximum offering price per share (Net asset value divided by 95.25%)	$12.64

C-Class:
Net assets	$9,672,579
Capital shares outstanding	841,241
Net asset value per share	$11.50

P-Class:
Net assets	$199,875
Capital shares outstanding	16,161
Net asset value per share	$12.37

Institutional Class:
Net assets	$5,026,127
Capital shares outstanding	395,389
Net asset value per share	$12.71

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$257,095
Total investment income	257,095

Expenses:
Management fees	148,301
Distribution and service fees:
A-Class	12,059
C-Class	96,519
P-Class	438
Transfer agent/maintenance fees:
A-Class	5,558
C-Class	16,413
P-Class	440
Institutional Class	8,483
Registration fees	50,918
Professional fees	30,468
Fund accounting/administration fees	15,922
Trustees’ fees*	10,607
Custodian fees	8,296
Line of credit fees	1,800
Miscellaneous	18,360
Total expenses	424,582
Less:
Expenses reimbursed by Adviser:
A-Class	(4,480)
C-Class	(10,292)
P-Class	(340)
Institutional Class	(4,468)
Expenses waived by Adviser	(107,985)
Total waived/reimbursed expenses	(127,565)
Net expenses	297,017
Net investment loss	(39,922)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,788,365
Net realized gain	2,788,365
Net change in unrealized appreciation (depreciation) on:
Investments	402,698
Net change in unrealized appreciation (depreciation)	402,698
Net realized and unrealized gain	3,191,063
Net increase in net assets resulting from operations	$3,151,141

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(39,922)	$(32,707)
Net realized gain on investments	2,788,365	2,228,562
Net change in unrealized appreciation (depreciation) on investments	402,698	1,562,120
Net increase in net assets resulting from operations	3,151,141	3,757,975

Distributions to shareholders:
A-Class	(418,916)	(321,350)[1]
C-Class	(965,813)	(630,785)[1]
P-Class	(14,033)	(22,429)[1]
Institutional Class	(606,708)	(443,611)[1]
Total distributions to shareholders	(2,005,470)	(1,418,175)

Capital share transactions:
Proceeds from sale of shares
A-Class	326,879	193,036
C-Class	551,427	462,455
P-Class	56,594	651,165
Institutional Class	311,077	623,093
Distributions reinvested
A-Class	377,453	294,117
C-Class	864,566	555,115
P-Class	13,329	21,622
Institutional Class	529,626	369,271
Cost of shares redeemed
A-Class	(963,177)	(1,792,088)
C-Class	(1,562,604)	(2,769,940)
P-Class	(46,179)	(923,312)
Institutional Class	(2,686,184)	(2,879,579)
Net decrease from capital share transactions	(2,227,193)	(5,195,045)
Net decrease in net assets	(1,081,522)	(2,855,245)

Net assets:
Beginning of year	20,259,915	23,115,160
End of year	$19,178,393	$20,259,915

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

RBP® LARGE-CAP MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	28,231	18,147
C-Class	50,751	45,620
P-Class	4,877	56,939
Institutional Class	25,778	58,239
Shares issued from reinvestment of distributions
A-Class	34,917	29,471
C-Class	83,211	57,228
P-Class	1,200	2,114
Institutional Class	46,458	35,371
Shares redeemed
A-Class	(85,200)	(167,531)
C-Class	(140,661)	(274,153)
P-Class	(3,882)	(82,013)
Institutional Class	(222,457)	(261,412)
Net decrease in shares	(176,777)	(481,980)

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net realized gains (see Note 7).

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.36	$10.17	$9.53	$12.92	$14.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.01	(.01)	(.01)	(.04)
Net gain (loss) on investments (realized and unrealized)	1.84	1.84	.97	(.11)	1.63
Total from investment operations	1.85	1.85	.96	(.12)	1.59
Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	(1.17)	(.66)	(.31)	(3.27)	(2.93)
Total distributions	(1.17)	(.66)	(.32)	(3.27)	(2.93)
Net asset value, end of period	$12.04	$11.36	$10.17	$9.53	$12.92

Total Return[e]	17.47%	19.11%	10.26%	(0.83%)	11.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,280	$4,290	$5,059	$6,031	$14,724
Ratios to average net assets:
Net investment income (loss)	0.09%	0.09%	(0.11%)	(0.07%)	(0.28%)
Total expenses[b]	1.86%	1.91%	1.92%	1.66%	1.58%
Net expenses[c,d,f]	1.21%	1.21%	1.40%	1.51%	1.51%
Portfolio turnover rate	93%	98%	85%	134%	268%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$10.98	$9.92	$9.36	$12.81	$14.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.07)	(.07)	(.07)	(.12)
Net gain (loss) on investments (realized and unrealized)	1.76	1.79	.95	(.11)	1.63
Total from investment operations	1.69	1.72	.88	(.18)	1.51
Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	(1.17)	(.66)	(.31)	(3.27)	(2.93)
Total distributions	(1.17)	(.66)	(.32)	(3.27)	(2.93)
Net asset value, end of period	$11.50	$10.98	$9.92	$9.36	$12.81

Total Return[e]	16.55%	18.24%	9.57%	(1.44%)	11.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,672	$9,309	$10,108	$13,316	$15,655
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.65%)	(0.77%)	(0.67%)	(0.89%)
Total expenses[b]	2.62%	2.62%	2.58%	2.33%	2.22%
Net expenses[c,d,f]	1.96%	1.96%	2.06%	2.11%	2.11%
Portfolio turnover rate	93%	98%	85%	134%	268%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.64	$10.41	$9.74	$13.12	$14.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.01	(.03)	.01	(.02)
Net gain (loss) on investments (realized and unrealized)	1.89	1.88	1.02	(.12)	1.66
Total from investment operations	1.90	1.89	.99	(.11)	1.64
Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	(1.17)	(.66)	(.31)	(3.27)	(2.93)
Total distributions	(1.17)	(.66)	(.32)	(3.27)	(2.93)
Net asset value, end of period	$12.37	$11.64	$10.41	$9.74	$13.12

Total Return	17.38%	19.16%	10.36%	(0.72%)	11.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200	$163	$384	$15,896	$26,877
Ratios to average net assets:
Net investment income (loss)	0.08%	0.11%	(0.27%)	0.11%	(0.15%)
Total expenses[b]	1.97%	1.86%	1.75%	1.58%	1.47%
Net expenses[c,d,f]	1.21%	1.21%	1.43%	1.36%	1.36%
Portfolio turnover rate	93%	98%	85%	134%	268%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.91	$10.60	$9.89	$13.24	$14.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.04	.02	.04	.01
Net gain (loss) on investments (realized and unrealized)	1.93	1.93	1.02	(.12)	1.67
Total from investment operations	1.97	1.97	1.04	(.08)	1.68
Less distributions from:
Net investment income	—	—	(.02)	—	—
Net realized gains	(1.17)	(.66)	(.31)	(3.27)	(2.93)
Total distributions	(1.17)	(.66)	(.33)	(3.27)	(2.93)
Net asset value, end of period	$12.71	$11.91	$10.60	$9.89	$13.24

Total Return	17.69%	19.49%	10.61%	(0.44%)	12.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,026	$6,498	$7,564	$14,035	$53,644
Ratios to average net assets:
Net investment income (loss)	0.35%	0.34%	0.23%	0.36%	0.11%
Total expenses[b]	1.57%	1.60%	1.59%	1.33%	1.22%
Net expenses[c,d,f]	0.96%	0.96%	1.07%	1.11%	1.11%
Portfolio turnover rate	93%	98%	85%	134%	268%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	The portion of the ratios of net expense to average net assets to recoupments of prior fees or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.18%
C-Class	—	0.14%
P-Class	—	0.15%
Institutional Class	—	0.14%

[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year would be:

	09/30/18	09/30/17	09/30/16
A-Class	1.20%	1.20%	1.39%
C-Class	1.95%	1.95%	2.05%
P-Class	1.20%	1.20%	1.42%
Institutional Class	0.95%	0.95%	1.05%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim RBP® Large-Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2018.

For the one-year period ended September 30, 2018, Guggenheim RBP® Large-Cap Value Fund returned 11.36%1, compared with the 11.13% return of its benchmark, the Dow Jones U.S. Large-Cap Value Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Value IndexSM returned 13.21% and the S&P 500 Value Index returned 10.06%

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP®”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Guggenheim RPB® Large-Cap Value Index SM (the “Index”), which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Consumer Discretionary and Consumer Staples sectors. The largest detractors relative to the benchmark were the Information Technology and Energy sectors.

Twenty First Century Fox Class A, The Progressive Corp., and Broadridge Financial Solutions were the largest individual contributors to return. The largest detractors from return were Symantec Corp., Western Digital Corp., and Applied Materials, Inc.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RBP® LARGE-CAP VALUE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Value IndexSM (the “Value Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class**	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
iShares S&P 500 Value ETF	1.7%
Progressive Corp.	1.4%
CH Robinson Worldwide, Inc.	1.3%
LyondellBasell Industries N.V. — Class A	1.2%
VF Corp.	1.2%
Microsoft Corp.	1.2%
Allison Transmission Holdings, Inc.	1.2%
Ally Financial, Inc.	1.2%
Micron Technology, Inc.	1.2%
Western Digital Corp.	1.2%
Top Ten Total	12.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (04/18/11)
A-Class Shares	11.36%	10.32%	11.39%
A-Class Shares with sales charge‡	6.12%	9.02%	10.51%
C-Class Shares	10.54%	9.52%	10.61%
C-Class Shares with CDSC§	9.54%	9.52%	10.61%
P-Class Shares**	11.40%	10.40%	11.47%
Guggenheim RBP Large-Cap Value IndexSM	13.21%	12.07%	13.21%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	11.13%	11.44%	12.03%
			Since Inception (02/10/11)
Institutional Class Shares	11.69%	10.69%	11.51%
Guggenheim RBP Large-Cap Value IndexSM	13.21%	12.07%	12.95%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	11.13%	11.44%	11.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Value Total Stock Market Index and Guggenheim RBP Large-Cap Value IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional Class shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum ales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
RBP® LARGE-CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 96.9%

Financial - 21.9%
Progressive Corp.	784	$55,696
Ally Financial, Inc.	1,856	49,091
Allstate Corp.	469	46,290
Chubb Ltd.	344	45,972
Fidelity National Financial, Inc.	1,138	44,780
Capital One Financial Corp.	456	43,288
JPMorgan Chase & Co.	383	43,218
Northern Trust Corp.	396	40,443
Bank of America Corp.	1,367	40,272
Realty Income Corp. REIT	690	39,254
CME Group, Inc. — Class A	222	37,787
KeyCorp	1,855	36,896
National Retail Properties, Inc. REIT	820	36,752
Liberty Property Trust REIT	854	36,082
Comerica, Inc.	397	35,809
U.S. Bancorp	675	35,647
Wells Fargo & Co.	656	34,479
BB&T Corp.	708	34,366
Citizens Financial Group, Inc.	889	34,289
Fifth Third Bancorp	1,207	33,699
Huntington Bancshares, Inc.	2,216	33,063
M&T Bank Corp.	200	32,908
PNC Financial Services Group, Inc.	229	31,188
Total Financial		901,269

Consumer, Non-cyclical - 18.6%
Abbott Laboratories	652	47,831
Avery Dennison Corp.	431	46,699
AbbVie, Inc.	491	46,439
McCormick & Company, Inc.	352	46,376
Anthem, Inc.	160	43,848
Bristol-Myers Squibb Co.	702	43,580
Lamb Weston Holdings, Inc.	647	43,090
Pfizer, Inc.	969	42,704
Eli Lilly & Co.	389	41,744
Merck & Company, Inc.	588	41,713
Pinnacle Foods, Inc.	643	41,673
Mondelez International, Inc. — Class A	857	36,817
Sysco Corp.	500	36,625
Kraft Heinz Co.	663	36,538
Johnson & Johnson	261	36,062
Baxter International, Inc.	450	34,690
Kroger Co.	1,172	34,117
Kellogg Co.	480	33,609
Western Union Co.	1,690	32,211
Total Consumer, Non-cyclical		766,366

Technology - 14.5%
Microsoft Corp.	433	49,522
Micron Technology, Inc.*	1,073	48,532
Western Digital Corp.	821	48,062
Xilinx, Inc.	587	47,060
DXC Technology Co.	487	45,544
KLA-Tencor Corp.	427	43,430
Paychex, Inc.	579	42,643
Broadridge Financial Solutions, Inc.	314	41,432
Leidos Holdings, Inc.	598	41,358
Advanced Micro Devices, Inc.*	1,331	41,114
Applied Materials, Inc.	1,015	39,230
Oracle Corp.	758	39,083
International Business Machines Corp.	249	37,651
Teradata Corp.*	876	33,034
Total Technology		597,695

Industrial - 10.1%
CH Robinson Worldwide, Inc.	531	51,995
Eaton Corporation plc	551	47,788
Caterpillar, Inc.	298	45,442
Donaldson Company, Inc.	731	42,588
Honeywell International, Inc.	247	41,101
WestRock Co.	755	40,347
L3 Technologies, Inc.	188	39,973
Republic Services, Inc. — Class A	510	37,057
FLIR Systems, Inc.	598	36,759
Agilent Technologies, Inc.	480	33,859
Total Industrial		416,909

Consumer, Cyclical - 9.5%
VF Corp.	532	49,715
Allison Transmission Holdings, Inc.	947	49,253
PACCAR, Inc.	700	47,733
BorgWarner, Inc.	1,070	45,775
Aptiv plc	503	42,202
Best Buy Company, Inc.	512	40,632
Aramark	933	40,138
Darden Restaurants, Inc.	352	39,139
Delta Air Lines, Inc.	644	37,243
Total Consumer, Cyclical		391,830

Energy - 8.8%
Phillips 66	340	38,325
Marathon Oil Corp.	1,632	37,993
Range Resources Corp.	2,205	37,463
Hess Corp.	516	36,935
Occidental Petroleum Corp.	444	36,483
ConocoPhillips	469	36,301
ONEOK, Inc.	511	34,641
Targa Resources Corp.	610	34,349
Kinder Morgan, Inc.	1,928	34,183
Williams Companies, Inc.	1,255	34,124
Total Energy		360,797

Utilities - 5.9%
Exelon Corp.	886	38,683
Xcel Energy, Inc.	722	34,086
AES Corp.	2,432	34,048
DTE Energy Co.	311	33,939
CMS Energy Corp.	683	33,467
NiSource, Inc.	1,341	33,418

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
RBP® LARGE-CAP VALUE FUND

	Shares	Value

OGE Energy Corp.	916	$33,269
Total Utilities		240,910

Communications - 5.4%
Motorola Solutions, Inc.	313	40,734
Cisco Systems, Inc.	806	39,212
Twenty-First Century Fox, Inc. — Class A	830	38,454
Verizon Communications, Inc.	710	37,907
AT&T, Inc.	958	32,169
CenturyLink, Inc.	1,504	31,885
Total Communications		220,361

Basic Materials - 2.2%
LyondellBasell Industries N.V. — Class A	498	51,050
Chemours Co.	1,041	41,057
Total Basic Materials		92,107

Total Common Stocks
(Cost $3,647,081)		3,988,244

EXCHANGE-TRADED FUNDS† - 1.7%
iShares S&P 500 Value ETF	598	69,272
Total Exchange-Traded Funds
(Cost $65,965)		69,272

Total Investments - 98.6%
(Cost $3,713,046)		$4,057,516
Other Assets & Liabilities, net - 1.4%		56,665
Total Net Assets - 100.0%		$4,114,181

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,988,244	$—	$—	$3,988,244
Exchange-Traded Funds	69,272	—	—	69,272
Total Assets	$4,057,516	$—	$—	$4,057,516

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $3,713,046)	$4,057,516
Cash	46,184
Prepaid expenses	25,681
Receivables:
Investment Adviser	15,301
Dividends	5,820
Fund shares sold	100
Total assets	4,150,602

Liabilities:
Payable for:
Professional fees	25,460
Transfer agent/maintenance fees	4,262
Custodian fees	2,205
Trustees’ fees*	1,047
Distribution and service fees	555
Miscellaneous	2,892
Total liabilities	36,421
Net assets	$4,114,181

Net assets consist of:
Paid in capital	$3,403,381
Total distributable earnings (loss)	710,800
Net assets	$4,114,181

A-Class:
Net assets	$105,954
Capital shares outstanding	9,483
Net asset value per share	$11.17
Maximum offering price per share (Net asset value divided by 95.25%)	$11.73

C-Class:
Net assets	$516,384
Capital shares outstanding	46,545
Net asset value per share	$11.09

P-Class:
Net assets	$576,571
Capital shares outstanding	51,247
Net asset value per share	$11.25

Institutional Class:
Net assets	$2,915,272
Capital shares outstanding	256,909
Net asset value per share	$11.35

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$84,572
Total investment income	84,572

Expenses:
Management fees	30,228
Distribution and service fees:
A-Class	262
C-Class	5,154
P-Class	1,368
Transfer agent/maintenance fees:
A-Class	665
C-Class	3,631
P-Class	3,570
Institutional Class	17,911
Registration fees	61,650
Professional fees	38,926
Trustees’ fees*	14,172
Fund accounting/administration fees	8,172
Custodian fees	5,737
Line of credit fees	328
Miscellaneous	20,022
Total expenses	211,796
Less:
Expenses reimbursed by Adviser:
A-Class	(3,245)
C-Class	(17,671)
P-Class	(18,673)
Institutional Class	(96,611)
Expenses waived by Adviser	(30,228)
Total waived/reimbursed expenses	(166,428)
Net expenses	45,368
Net investment income	39,204

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	378,984
Net realized gain	378,984
Net change in unrealized appreciation (depreciation) on:
Investments	26,829
Net change in unrealized appreciation (depreciation)	26,829
Net realized and unrealized gain	405,813
Net increase in net assets resulting from operations	$445,017

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

RBP® LARGE-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$39,204	$43,702
Net realized gain on investments	378,984	352,309
Net change in unrealized appreciation (depreciation) on investments	26,829	200,007
Net increase in net assets resulting from operations	445,017	596,018

Distributions to shareholders:
A-Class	(8,524)	(3,510)[1]
C-Class	(45,142)	(4,804)[1]
P-Class	(49,126)	(833)[1]
Institutional Class	(284,230)	(37,816)[1]
Total distributions to shareholders	(387,022)	(46,963)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,585	38,514
C-Class	4,000	176,583
P-Class	48,607	415,317
Institutional Class	131,103	127,836
Distributions reinvested
A-Class	8,524	3,509
C-Class	45,143	4,804
P-Class	48,591	833
Institutional Class	7,672	1,272
Cost of shares redeemed
A-Class	(18,802)	(116,051)
C-Class	(82,691)	(164,125)
P-Class	(41,011)	(111,407)
Institutional Class	(148,928)	(138,545)
Net increase from capital share transactions	15,793	238,540
Net increase in net assets	73,788	787,595

Net assets:
Beginning of year	4,040,393	3,252,798
End of year	$4,114,181	$4,040,393

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	1,231	3,686
C-Class	364	17,137
P-Class	4,457	39,764
Institutional Class	11,959	12,249
Shares issued from reinvestment of distributions
A-Class	813	346
C-Class	4,308	477
P-Class	4,601	82
Institutional Class	722	125
Shares redeemed
A-Class	(1,678)	(11,273)
C-Class	(7,524)	(16,753)
P-Class	(3,690)	(10,237)
Institutional Class	(13,123)	(13,054)
Net increase in shares	2,440	22,549

[1]	For the year ended September 30, 2017, the amount of distributions to shareholders from net investment income and net realized gains were as follows (See Note 7):

Net Investment Income
A-Class	$(2,908)
C-Class	(3,023)
P-Class	—
Institutional Class	(25,801)

Net realized gains
A-Class	$(602)
C-Class	(1,781)
P-Class	(833)
Institutional Class	(12,015)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.12	$9.67	$9.11	$11.65	$11.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.11	.09	.11	.09
Net gain (loss) on investments (realized and unrealized)	1.09	1.61	1.06	(.42)	1.44
Total from investment operations	1.19	1.72	1.15	(.31)	1.53
Less distributions from:
Net investment income	(.20)	(.22)	(.10)	(.12)	(.08)
Net realized gains	(.94)	(.05)	(.49)	(2.11)	(1.42)
Total distributions	(1.14)	(.27)	(.59)	(2.23)	(1.50)
Net asset value, end of period	$11.17	$11.12	$9.67	$9.11	$11.65

Total Return[e]	11.36%	18.07%	13.05%	(3.61%)	14.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106	$101	$158	$230	$332
Ratios to average net assets:
Net investment income (loss)	0.90%	1.10%	0.94%	1.11%	0.78%
Total expenses[b]	5.49%	5.22%	6.13%	5.21%	4.42%
Net expenses[c,d,f]	1.21%	1.22%	1.41%	1.50%	1.50%
Portfolio turnover rate	104%	132%	119%	165%	138%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$10.98	$9.49	$8.96	$11.53	$11.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.03	.03	.05	.03
Net gain (loss) on investments (realized and unrealized)	1.09	1.59	1.04	(.43)	1.42
Total from investment operations	1.10	1.62	1.07	(.38)	1.45
Less distributions from:
Net investment income	(.05)	(.08)	(.05)	(.08)	(.03)
Net realized gains	(.94)	(.05)	(.49)	(2.11)	(1.42)
Total distributions	(.99)	(.13)	(.54)	(2.19)	(1.45)
Net asset value, end of period	$11.09	$10.98	$9.49	$8.96	$11.53

Total Return[e]	10.54%	17.14%	12.32%	(4.45%)	13.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$516	$542	$460	$549	$671
Ratios to average net assets:
Net investment income (loss)	0.14%	0.34%	0.32%	0.46%	0.24%
Total expenses[b]	6.14%	5.89%	6.78%	5.90%	5.04%
Net expenses[c,d,f]	1.96%	1.97%	2.06%	2.10%	2.10%
Portfolio turnover rate	104%	132%	119%	165%	138%

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.12	$9.46	$8.93	$11.47	$11.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.11	.10	.13	.11
Net gain (loss) on investments (realized and unrealized)	1.10	1.60	1.04	(.42)	1.42
Total from investment operations	1.20	1.71	1.14	(.29)	1.53
Less distributions from:
Net investment income	(.13)	—	(.12)	(.14)	(.20)
Net realized gains	(.94)	(.05)	(.49)	(2.11)	(1.42)
Total distributions	(1.07)	(.05)	(.61)	(2.27)	(1.62)
Net asset value, end of period	$11.25	$11.12	$9.46	$8.93	$11.47

Total Return	11.40%	18.09%	13.19%	(3.56%)	14.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$577	$510	$154	$11	$6
Ratios to average net assets:
Net investment income (loss)	0.90%	1.05%	1.06%	1.28%	0.94%
Total expenses[b]	5.37%	5.31%	5.70%	5.15%	4.29%
Net expenses[c,d,f]	1.21%	1.22%	1.25%	1.35%	1.35%
Portfolio turnover rate	104%	132%	119%	165%	138%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.22	$9.61	$9.07	$11.61	$11.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.14	.12	.15	.15
Net gain (loss) on investments (realized and unrealized)	1.11	1.62	1.06	(.42)	1.43
Total from investment operations	1.24	1.76	1.18	(.27)	1.58
Less distributions from:
Net investment income	(.17)	(.10)	(.15)	(.16)	(.13)
Net realized gains	(.94)	(.05)	(.49)	(2.11)	(1.42)
Total distributions	(1.11)	(.15)	(.64)	(2.27)	(1.55)
Net asset value, end of period	$11.35	$11.22	$9.61	$9.07	$11.61

Total Return	11.69%	18.42%	13.42%	(3.31%)	14.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,915	$2,887	$2,480	$2,860	$3,610
Ratios to average net assets:
Net investment income (loss)	1.14%	1.35%	1.32%	1.50%	1.26%
Total expenses[b]	5.07%	4.78%	5.78%	4.90%	4.04%
Net expenses[c,d,f]	0.96%	0.97%	1.05%	1.10%	1.10%
Portfolio turnover rate	104%	132%	119%	165%	138%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	The portion of the ratios of net expense to average net assets to recoupments of prior fees or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	1.10%
C-Class	—	1.07%
P-Class	—	1.03%
Institutional Class	—	0.99%

[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year would be:

	09/30/18	09/30/17	09/30/16
A-Class	1.20%	1.20%	1.40%
C-Class	1.95%	1.95%	2.05%
P-Class	1.20%	1.20%	1.24%
Institutional Class	0.95%	0.95%	1.04%

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Transparent Value Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Effective May 9, 2016, the A-Class maximum front-end sales charge was changed from 5.75% to 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1.25% contingent deferred sales charge (“CDSC”), if shares are redeemed within 18 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of five funds.

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Guggenheim Directional Allocation Fund (“Directional Allocation Fund”), Guggenheim RBP® Dividend Fund (“RBP® Dividend Fund”), Guggenheim RBP® Large-Cap Defensive Fund (“RBP® Large-Cap Defensive Fund”), Guggenheim RBP® Large-Cap Market Fund (“RBP® Large-Cap Market Fund”) and Guggenheim RBP® Large-Cap Value Fund (“RBP® Large-Cap Value Fund”) (collectively, the “Funds”), each a diversified investment company. At September 30, 2018, only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

The Funds’ investment objectives are to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index as follows:

Fund	Index
Directional Allocation Fund	Guggenheim Directional Allocation Index
RBP® Dividend Fund	Guggenheim RBP® Dividend Index
RBP® Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Defensive Index
RBP® Large-Cap Market Fund	Guggenheim RBP® Large-Cap Market Index
RBP® Large-Cap Value Fund	Guggenheim RBP® Large-Cap Value Index

Guggenheim Partners Investment Management, LLC (“GPIM”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GPIM and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GPIM, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs ”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based upon the respective net assets of each Fund included in the Trust.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GPIM investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Directional Allocation Fund	0.95%
RBP® Dividend Fund	0.75%
RBP® Large-Cap Defensive Fund	0.75%
RBP® Large-Cap Market Fund	0.75%
RBP® Large-Cap Value Fund	0.75%

GPIM engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The Trust has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder and/or administration services fee equal to an annual rate of up to 0.15% of the average daily net assets of each Fund’s A-Class shares will be paid to certain service providers for performing certain shareholder and administrative services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Directional Allocation Fund - A-Class	1.50%	05/09/16	02/01/20
Directional Allocation Fund - C-Class	2.10%	05/09/16	02/01/20
Directional Allocation Fund - P-Class	1.35%	05/09/16	02/01/20
Directional Allocation Fund - Institutional Class	1.10%	05/09/16	02/01/20
RBP® Dividend Fund - A-Class	1.20%	05/09/16	02/01/20
RBP® Dividend Fund - C-Class	1.95%	05/09/16	02/01/20
RBP® Dividend Fund - P-Class	1.20%	05/09/16	02/01/20
RBP® Dividend Fund - Institutional Class	0.95%	05/09/16	02/01/20
RBP® Large-Cap Defensive Fund - A-Class	1.20%	05/09/16	02/01/20
RBP® Large-Cap Defensive Fund - C-Class	1.95%	05/09/16	02/01/20
RBP® Large-Cap Defensive Fund - P-Class	1.20%	05/09/16	02/01/20
RBP® Large-Cap Defensive Fund - Institutional Class	0.95%	05/09/16	02/01/20
RBP® Large-Cap Market Fund - A-Class	1.20%	05/09/16	02/01/20
RBP® Large-Cap Market Fund - C-Class	1.95%	05/09/16	02/01/20
RBP® Large-Cap Market Fund - P-Class	1.20%	05/09/16	02/01/20
RBP® Large-Cap Market Fund - Institutional Class	0.95%	05/09/16	02/01/20
RBP® Large-Cap Value Fund - A-Class	1.20%	05/09/16	02/01/20
RBP® Large-Cap Value Fund - C-Class	1.95%	05/09/16	02/01/20
RBP® Large-Cap Value Fund - P-Class	1.20%	05/09/16	02/01/20
RBP® Large-Cap Value Fund - Institutional Class	0.95%	05/09/16	02/01/20

GPIM is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GPIM is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GPIM. At September 30, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2019	2020	2021	Fund Total
Directional Allocation Fund
A-Class	$—	$1,905	$789	$2,694
C-Class	75,431	106,751	10,650	192,832
P-Class	12,320	13,211	2,179	27,710
Institutional Class	48,255	102,547	21,708	172,510
RBP® Dividend Fund
A-Class	$49,417	$37,229	$49,513	$136,159
C-Class	55,137	37,227	51,290	143,654
P-Class	10,143	22,284	15,734	48,161
Institutional Class	63,566	28,704	34,787	127,057
RBP® Large-Cap Defensive Fund
A-Class	$33,766	$29,219	$34,466	$97,451
C-Class	51,418	40,700	43,827	135,945
P-Class	7,098	4,888	4,380	16,366
Institutional Class	62,834	58,522	69,493	190,849
RBP® Large-Cap Market Fund
A-Class	$29,854	$33,396	$27,432	$90,682
C-Class	60,121	61,796	63,502	185,419
P-Class	6,773	2,125	1,329	10,227
Institutional Class	56,548	45,468	35,302	137,318
RBP® Large-Cap Value Fund
A-Class	$8,939	$5,447	$3,935	$18,321
C-Class	23,495	18,947	21,537	63,979
P-Class	—	13,725	22,774	36,499
Institutional Class	124,256	103,883	118,181	346,320

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2018, GPIM recouped amounts from the Funds as follows:

Directional Allocation Fund	$108,886

For the year ended September 30, 2018, GFD retained sales charges of $38,991 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GPIM and/or GFD. The Trust does not compensate its officers, directors, and/or employees of GPIM and GFA.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Directional Allocation Fund	$—	$—	$—
RBP® Dividend Fund	2,579,922	—	2,579,922
RBP® Large-Cap Defensive Fund	1,537,475	858,696	2,396,171
RBP® Large-Cap Market Fund	842,953	1,162,517	2,005,470
RBP® Large-Cap Value Fund	214,703	172,319	387,022

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Directional Allocation Fund	$—	$—	$—
RBP® Dividend Fund	301,547	418,018	719,565
RBP® Large-Cap Defensive Fund	177,833	937,613	1,115,446
RBP® Large-Cap Market Fund	—	1,418,175	1,418,175
RBP® Large-Cap Value Fund	46,963	—	46,963

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of September 30, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Directional Allocation Fund	$—	$76,037,085	$97,645,720	$(2,050,499)	$171,632,306
RBP® Dividend Fund	488,968	400,545	955,157	—	1,844,670
RBP® Large-Cap Defensive Fund	350,090	2,173,319	1,930,222	—	4,453,631
RBP® Large-Cap Market Fund	103,857	2,282,963	3,103,001	—	5,489,821
RBP® Large-Cap Value Fund	106,984	264,898	338,918	—	710,800

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Funds had no capital loss carryforwards.

For the year ended September 30, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Directional Allocation Fund	$—	$23,980,148	$23,980,148

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings (Loss)
Directional Allocation Fund	$(2,370,814)	$2,370,814
RBP® Dividend Fund	369,197	(369,197)
RBP® Large-Cap Defensive Fund	365,166	(365,166)
RBP® Large-Cap Market Fund	155,325	(155,325)
RBP® Large-Cap Value Fund	12,809	(12,809)

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Directional Allocation Fund	$623,747,428	$108,766,503	$(11,120,783)	$97,645,720
RBP® Dividend Fund	17,702,258	1,444,992	(489,835)	955,157
RBP® Large-Cap Defensive Fund	16,466,779	2,229,881	(299,659)	1,930,222
RBP® Large-Cap Market Fund	15,941,251	3,422,971	(319,970)	3,103,001
RBP® Large-Cap Value Fund	3,718,598	410,698	(71,780)	338,918

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2018, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2018:

Fund	Ordinary	Capital
Directional Allocation Fund	$(2,050,499)	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Directional Allocation Fund	$650,624,326	$724,130,133
RBP® Dividend Fund	17,440,891	19,156,802
RBP® Large-Cap Defensive Fund	22,706,739	28,198,739
RBP® Large-Cap Market Fund	18,202,993	22,550,575
RBP® Large-Cap Value Fund	4,101,070	4,394,139

Note 6 – Line of Credit

The Trust had a $50,000,000 Line of Credit (the “Line”) until May 28, 2017, which was uncommitted, with the Bank of New York Mellon. The Line was for temporary purposes to provide liquidity for shareholder redemptions to the extent of amounts drawn (borrowed) under the Line. Interest was based on the higher of the federal funds rate, one month LIBOR or an overnight Eurodollar Rate, as stated in in the terms of the agreement, in effect at the time of borrowing, plus a margin.

On May 30, 2017, the Trust amended and renewed a Line of Credit in a reduced amount of $35,000,000 (the “Line”), which was uncommitted, with the Bank of New York Mellon until May 29, 2018. The Line is primarily used for temporary purposes to provide liquidity for shareholder redemptions to the extent of amounts drawn (borrowed) under the Line. Interest is based on the higher of the federal funds rate, one-month

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NOTES TO FINANCIAL STATEMENTS (concluded)

LIBOR or an overnight Eurodollar Rate, as stated in in the terms of the Line, in effect at the time of borrowing, plus a margin. The Funds did not have any borrowings under the Line as of the period and for the year ended September 30, 2018. On May 29, 2018, the Trust renewed the Line amount of $35,000,000, which was uncommitted, with the Bank of New York Mellon until May 28, 2019.

The commitment fee paid by the Funds is at an annualized rate of 0.175% of the Line. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees.” The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

Note 7 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 8 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transparent Value Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transparent Value Trust (the “Trust”) (comprising Guggenheim Directional Allocation Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Large-Cap Market Fund and Guggenheim RBP® Large-Cap Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transparent Value Trust at September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended September 30, 2015 and 2014 were audited by other auditors whose report dated November 25, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
RBP® Dividend Fund	18.12%	17.90%	100.00%
RBP® Large-Cap Defensive Fund	23.86%	23.85%	100.00%
RBP® Large-Cap Market Fund	30.62%	29.91%	100.00%
RBP® Large-Cap Value Fund	40.43%	39.83%	100.00%

With respect to the taxable year ended September 30, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Directional Allocation Fund	$—	$368,535
RBP® Dividend Fund	—	369,197
RBP® Large-Cap Defensive Fund	858,696	365,166
RBP® Large-Cap Market Fund	1,162,517	155,324
RBP® Large-Cap Value Fund	172,319	12,809

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Transparent Value Trust Contracts Review Committee

Transparent Value Trust (the “Trust”) was organized as a Delaware statutory trust on June 8, 2009, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):

● Guggenheim Directional Allocation Fund (“Directional Allocation Fund”)

● Guggenheim RBP® Large-Cap Defensive Fund (“RBP Large-Cap Defensive Fund”)

● Guggenheim RBP® Large-Cap Value Fund (“RBP Large-Cap Value Fund”)

● Guggenheim RBP® Dividend Fund (“RBP Dividend Fund”)

● Guggenheim RBP® Large-Cap Market Fund (“RBP Large-Cap Market Fund”)

● Guggenheim SMID-Cap Directional Allocation Fund (“SMID-Cap Directional Allocation Fund”)[1]

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as the investment adviser to each of the Funds pursuant to the an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

[1]

SMID-Cap Directional Allocation Fund (the “Non-Active Fund”) has been organized as a series of the Trust but has not commenced operations, and shares of the Non-Active Fund are not currently offered to investors. Consequently, all references to the “Funds” hereafter should be understood as excluding the Non-Active Fund.

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OTHER INFORMATION (Unaudited)(continued)

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund seeks to track the performance (before fees and expenses) of an index that is constructed with a proprietary methodology. Specifically, the investment objective of each of RBP Large-Cap Defensive Fund, RBP Dividend Fund, RBP Large-Cap Market Fund and RBP Large-Cap Value Fund Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the applicable Guggenheim RBP® Index—i.e., the Guggenheim RBP® Large-Cap Defensive IndexSM, the Guggenheim RBP® Dividend IndexSM, the Guggenheim RBP® Large-Cap Market IndexSM and the Guggenheim RBP® Large-Cap Value IndexSM, respectively (each, an “RBP Index” and collectively, the “RBP Indexes”). The investment objective of Directional Allocation Fund is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” and together with the “RBP Indexes,” the “Indexes” or each, an “Index”). Each Index consists of securities currently selected for inclusion by an affiliate of the Adviser (the “Index Provider”), based on Required Business Performance® (RBP®) Probability scores derived from the Index Provider’s quantitative process. Thus, the Committee noted, the FUSE reports for the Funds included performance relative to the applicable Index and tracking error data. In addition, the Committee took into account management’s discussion with the Independent Trustees of anticipated plans to transfer the Index construction processes from the Index Provider to GPIM and integrate such processes into the Adviser.

Guggenheim also provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the

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OTHER INFORMATION (Unaudited)(continued)

regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance:

The Committee received, for each Fund, investment returns for the since-inception, five-year, three-year, one-year and three-month periods ended December 31, 2017. In addition, the Committee received a comparison of each Fund’s performance to the performance of a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. In light of Directional Allocation Fund’s unique strategy, FUSE identified a peer group categorized as “U.S. equity long/cash funds” with risk mitigation capabilities similar to that of the Fund, but did not identify a broader universe of comparable funds. In addition, as noted above, the FUSE reports included each Fund’s total return over various time periods compared to the results of the Index which the Fund tracks, as well as tracking error results.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe or, as applicable, peer group of funds.

In this connection, the Committee made the following observations:

Directional Allocation Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 25th percentiles of its peer group for the five-year and three-year periods ended December 31, 2017, respectively.

RBP Dividend Fund: The returns of the Fund’s Class A shares ranked in the 54th and 39th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

RBP Large-Cap Defensive Fund: The returns of the Fund’s Class A shares ranked in the 73rd and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

RBP Large-Cap Market Fund: The returns of the Fund’s Class A shares ranked in the 61st and 41st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

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OTHER INFORMATION (Unaudited)(continued)

RBP Large-Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 52nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

The Committee also determined that each Fund tracked its Index within an acceptable range.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, with respect to Directional Allocation Fund, Guggenheim charges a lower advisory fee to a similar, separately managed account (the “SMA”). In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that a lower fee is charged to the SMA due to various other factors, including the SMA’s simpler governance structure and lower liability risk to the Adviser, the limited scope of the Adviser’s contract with the SMA and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering mutual funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and specific circumstances of, Directional Allocation Fund were sufficiently different from the services provided to, and the specific circumstances of, the SMA and the risks borne by Guggenheim were sufficiently greater than those associated with managing the SMA to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Directional Allocation Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee2 and the asset weighted total net expense ratio each rank in the second quartile (39th, 44th and 26th percentiles, respectively) of its peer group.

RBP Dividend Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the third quartile (59th and 58th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (23rd percentile) of its peer group.

RBP Large-Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the third quartile (59th and 63rd percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

RBP Large-Cap Defensive Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (46th and 34th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (12th percentile) of its peer group.

RBP Large-Cap Market Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (56th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (20th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group.

[2]

The “net effective management fee” represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(concluded)

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate (with a negative rate reported with respect to each Fund), including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided and noted the negative profitability rate to Guggenheim Investments from the Funds.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, whether there is potential for realization of any further economies of scale and whether such economies of scale in the provision of services to the Funds were being passed along to the shareholders. In evaluating economies of scale, the Committee considered that all of the Funds, other than the Directional Allocation Fund, had very small average net assets.

The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels. The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

The Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2015	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2015	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2015	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); Core First Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 2015	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2015	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2015 (Chief Legal Officer) Since 2015 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefi t Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2015

Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Treasurer	Since 2010

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2016

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Director Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim

Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to

Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,179 in 2018 and $83,201 in 2017.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $0 in 2017. These audit-related were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

(c)	Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $44,894 in 2018 and $37,631 in 2017. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2017.

(d)	All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2017.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the registrant, and rendered to Service Affiliates, for the Reporting Periods were $44,894 in 2018 and $37,631 in 2017.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Chief Financial Officer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Chief Financial Officer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Chief Financial Officer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Transparent Value Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 7, 2018

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Chief Accounting Officer

Date	December 7, 2018

*	Print the name and title of each signing officer under his or her signature.